UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06199

The Nottingham Investment Trust II

(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Address of principal executive offices)                           (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Item 1.	REPORTS TO STOCKHOLDERS.

  Annual Report 2008

Fixed Income Trust

March 31, 2008

This report and the financial statements contained herein are submitted for the general information of the shareholders of The EARNEST Partners Fixed Income Trust (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Distributor: Capital Investment Group, Inc., 116 S. Franklin St., Rocky Mount, NC 27804, Phone 1-800-773-3863.

Statements in the Annual Report that reflect projections or expectations of future financial or economic performance of the EARNEST Partners Fixed Income Trust (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, investment advisor risk, market sector risk and portfolio turnover risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-525-3863. The prospectus should be read carefully before investing.

Stated performance in the aforementioned Fund was achieved at some or all points during the period by waiving or reimbursing part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 30, 2008.

For More Information on Your EARNEST Partners Fixed Income Trust:

See Our Web site @ www.earnestpartners.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-525-3863

1180 Peachtree Street ~ Suite 2300 ~ Atlanta, GA 30309

(404) 815-8772 ~ Fax (404) 815-8948

E-Mail: invest@earnestpartners.com

www.earnestpartners.com

28 April 2008

Dear Shareholders of the EARNEST Partners Fixed Income Trust:

Enclosed for your review is the annual report of the EARNEST Partners Fixed Income Trust (the “Fund”) for the fiscal year ended 31 March 2008.  For the fiscal year, the Fund’s total return trailed that of its benchmark, the Lehman Brothers Aggregate Bond Index* (“LBABI”), by 3.61%, with the Fund having a return of 4.06%, and the LBABI having a return of 7.67%. In the Lipper Intermediate Investment Grade Debt Funds category, the Fund ranked 305 out of 552, 218 out of 396, and 65 out of 192 for the one, five, and ten year periods, respectively.

While Fed Funds Target Rate was steady at 5.25% twelve months ago, the deterioration in the housing market and crisis in the banking sector led the Federal Reserve Open Market Committee (FOMC) to cut rates by 3% to 2.25% by the end of the Fund’s fiscal year. As bond investors were bounced around by the stormy waters of the past nine months, U.S. Treasury securities returned over 12% as they provided shelter from the problems in the municipal, mortgage, and credit markets. The Treasury yield curve which was flat last year at this time is now positively sloped as yields on the 2-year Note declined more than yields on the 10-year Note and 30-year Bond. While overall rates moved lower, the spread over Treasuries (the yield paid to investors for taking on risk) moved higher causing all other sectors of the bond market to underperform Treasuries no matter the quality.

While the waters have been turbulent, it appears that calmer seas may be in sight. As we close the Fund’s fiscal year, the yield required to hold risky assets has started to decline after rapidly increasing over the past nine months, and the rally in Treasuries has reversed, a possible sign that risk aversion has started to decline. As we look at the next twelve months, we view the bond market as being attractive from a risk and return standpoint. It seems that the bond market throws a sale once every five years or so, and we believe this is one of those times. In some cases, the compensation to take on risk is higher now than at any point in the past fifteen years. Our focus on protecting our clients’ capital over the past twelve months has allowed us to capture some of these opportunities recently, and we will continue to search out other ways to safely deploy capital at these higher yield levels. Our process has stood the test of time including this past year, and we are staying the course as it appears the cycle has turned once again.

Very truly yours,

EARNEST Partners, LLC

Chris Fitze, CFA

*The Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The views and opinions expressed in management's discussion of fund performance are those of EARNEST Partners, LLC (“EARNEST”). These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but EARNEST makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

STLD01-1420097-2

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-800-525-3863. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

STLD01-1420097-2

EARNEST Partners Fixed Income Trust

Performance Update - $50,000 Investment (Unaudited)

For the period from March 31, 1998 to March 31, 2008

Performance Returns for the period ended March 31, 2008.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio
EARNEST Partners Fixed Income Trust	4.06%	3.69%	5.33%	0.95%
Cumulative Total Investment Returns	Ten Year	Final Value of $50,000 Investment
EARNEST Partners Fixed Income Trust	68.12%	$84,058
Lehman Brothers Aggregate Bond Index	79.71%	$89,857
Lipper Intermediate Investment Grade Debt Fund Index	65.68%	$82,840

This graph assumes an initial investment of $50,000 at March 31, 1998. All dividends and distributions are reinvested. This graph depicts the performance of the EARNEST Partners Fixed Income Trust (the “Fund”) versus the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

           Earnest Partners Lehman Brothers  Lipper Intermediate
               Fixed Income    Aggregate Bond       Debt Fund
                      Trust             Index                      Index
3/31/1998      50,000          50,000                      50,000
3/31/1999      52,985          53,246                      52,898
3/31/2000      53,762          54,243                      53,629
3/31/2001      59,922          61,039                      59,881
3/31/2002      61,911          64,304                      62,891
3/31/2003      70,142          71,818                      69,345
3/31/2004      73,948          75,700                     73,427
3/31/2005      73,861          76,569                     74,026
3/31/2006      75,608          78,297                     75,388
3/31/2007      80,780          83,458                     79,964
3/31/2008      84,058          89,857                     82,840

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$1,022.90	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.40%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2008
Shares or Principal	Market Value (Note 1)	Principal	Market Value (Note 1)

INVESTMENT COMPANY - 1.42%	REMIC Trust 2004-23AB
§	Dreyfus Treasury Cash Management, 1.77%	3.629%, 09/16/27	$ 426,286	$ 422,666
(Cost $491,705)	491,705	$ 491,705	REMIC Trust 2004-6A
3.261%,12/16/21	178,225	177,401
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 62.35%	Small Business Administration
Series 1992-20H
*	A.I.D. - Equador	7.400%, 08/01/12	87,700	89,693
7.050%, 05/01/15	$ 36,585	$ 40,010	Series 1995-20L
Federal Agricultural Mortgage Corporation	6.450%, 12/01/15	91,006	93,993
Series AM-1003	Series 1997-20A
6.758%, 04/25/13	301,720	320,810	7.150%, 01/01/17	87,180	91,141
Federal National Mortgage Association	Series 1998-20B
Federal National Mortgage Association	6.150%, 02/01/18	221,145	228,787
5.000%, 02/13/17	375,000	400,475	Series 2000-20K
FNMA Pass-Thru Mortgage Pool 745418	7.220%, 11/01/20	462,378	493,558
5.500%, 04/01/36	569,872	576,427	Series 2001-20A
FNMA Pass-Thru Mortgage Pool 872277	6.290%, 01/01/21	319,749	334,968
6.000%, 05/01/36	569,649	584,208	Series 2001-20K
FNMA Pass-Thru Mortgage Pool 882040	5.340%, 11/01/21	564,104	579,261
6.000%, 05/01/36	546,069	560,025	Series 2002-10A
FNMA Pass-Thru Mortgage Pool 886085	5.350%, 01/01/12	271,509	275,984
6.000%, 07/01/36	551,151	565,568	Series 2002-10B
FNMA Pass-Thru Mortgage Pool 896052	5.300%, 03/01/12	350,959	356,988
6.000%, 07/01/36	515,279	528,449	Series 2002-10F
Government National Mortgage Association	3.940%, 11/01/12	223,516	224,342
GNMA Pass-Thru Mortgage Single Family Pool 3665	Series 2002-20J
5.500%, 01/20/35	571,807	583,012	4.750%, 10/01/22	615,793	614,687
GNMA Pass-Thru Mortgage Single Family Pool 3689	Series 2002-20K
4.500%, 03/20/35	585,280	565,530	5.080%, 11/01/22	452,273	457,167
GNMA Pass-Thru Mortgage Single Family Pool 3785	Series 2003-10B
5.000%, 11/20/35	618,975	617,119	3.390%, 03/01/13	324,833	322,211
GNMA Pass-Thru Mortgage Single Family Pool 3840	Series 2003-10C
5.000%, 04/20/36	569,258	567,476	3.530%, 05/01/13	302,249	299,467
REMIC Trust 2002-35C	Series 2003-20C
5.873%, 10/16/23	121,874	123,906	4.500%, 03/01/23	815,073	807,719
REMIC Trust 2002-83A	Series 2003-20D
3.313%, 04/16/17	73,789	74,184	4.760%, 04/01/23	444,490	447,005
REMIC Trust 2003-16A	Series 2003-20E
3.130%, 04/16/16	329,676	331,269	4.640%, 05/01/23	450,572	449,924
REMIC Trust 2003-59A	Series 2003-20F
2.274%, 07/16/18	553,366	548,493	4.070%, 06/01/23	912,714	867,507
REMIC Trust 2003-72B	Series 2003-20I
4.356%, 02/16/30	543,348	551,725	5.130%, 09/01/23	516,429	522,794
(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2008
		Principal	Market Value (Note 1)		Principal	Market Value (Note 1)

U.S. GOVERNMENT & AGENCY OBLIGATIONS - (Continued)				CORPORATE ASSET BACKED SECURITIES - 10.39%

	Series 2004-20L			Citigroup/Deutsche Bank CMT 2006-CD3 AJ
	4.870%, 12/01/24	$ 548,921	$ 550,231	5.688%, 10/15/48	$ 655,000	$ 534,169
	Series 2005-20B			Consumer Funding 2001-1 A4
	4.625%, 02/01/25	621,647	599,264	4.980%, 04/20/12	217,017	220,956
	Series 2005-20L			Credit Suisse Mortgage Capital Certificates 2006-C1 AJ
	5.390%, 12/01/25	690,081	708,126	5.555%, 02/15/39	1,000,000	827,403
	Series 2006-20E			Detroit Edison Securitization Funding 2001-1 A4
	5.870%, 05/01/26	837,695	876,619	6.190%, 03/01/13	100,000	104,774
	Series 2006-20K			Greenwich Capital Commercial Funding Corp 2006-GG7 A4
	5.360%, 11/01/26	612,898	624,452	5.913%, 07/10/38	655,000	668,579
	U.S. Guaranty Bonds			JP Morgan Chase CMS Corp 2006-CB17 A3
*	Alter Barge Line Title XI			5.450%, 12/12/43	605,000	590,007
	6.000%, 03/01/26	236,000	270,317	Massachusetts RRB Trust 1999-1 A5
	Matson Navigation Company, Inc.			7.030%, 03/15/12	159,651	167,005
	5.337%, 09/04/28	533,000	592,739	PECO Energy Bonds Series 2000-A A3
	Perforadora Centrale SA de CV Shipping			7.625%, 03/01/10	235,944	244,894
	5.240%, 12/15/18	330,044	368,131	PP&L Transition Bonds Series 1999-1 A8
	Petrodrill Four Limited Title XI			7.150%, 06/25/09	238,457	242,951
	4.390%, 04/15/16	566,676	604,377
	Rowan Companies, Inc.			Total Corporate Asset Backed Securities
	2.800%, 10/20/13	428,568	431,083	(Cost $3,908,975)		3,600,738
	Sterling Equipment, Inc.
	6.125%, 09/28/19	248,661	285,743

	Total U.S. Government & Agency Obligations			American Airlines, Inc. Series 2001-1
	(Cost $21,207,364)		21,607,031	6.977%, 05/23/21	477,808	425,249
				Arkansas Electric Cooperative Corporation
U.S. GOVERNMENT INSURED OBLIGATIONS - 0.32%				7.330%, 06/30/08	60,000	60,359
				*	Burlington Northern and Santa Fe Railway Co. 98-CTR
	Federal Housing Authority Project Loan			6.230%, 07/02/18	681,550	751,922
*	Downtowner Apartments			Continental Airlines Inc.
	8.375%, 11/01/11	58,226	58,430	7.707%, 04/02/21	602,752	602,752
*	Reilly #046			CSX Transportation, Inc.
	6.513%, 06/01/14	15,367	15,540	6.550%, 06/15/13	300,000	335,979
*	USGI #87			CVS Lease Pass-Thru
	7.430%, 08/01/23	35,427	35,991	6.036%, 12/10/28	874,738	833,319
				*	FedEx Corporation 1999 Pass-Thru
	Total U.S. Government Insured Obligations			7.650%, 01/15/22	114,944	140,946
	(Cost $109,589)		109,961	Ford Motor Credit Company, LLC
				7.375%, 02/01/11	375,000	312,698
				FPL Group Capital, Inc.
				6.350%,10/01/66	450,000	409,236

						(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2008
		Principal	Market Value (Note 1)

CORPORATE OBLIGATIONS - (Continued)				Summary of Investments by Category
					% of Net Assets	Market Value
	GATX Financial Corporation			Category
	6.273%, 06/15/11	$ 700,000	$ 731,342	Corporate Asset Backed
	GMAC, LLC			Securities	10.39%	$ 3,600,738
	6.875%, 08/28/12	375,000	284,974	Corporate Obligations	25.50%	8,835,788
	Nevada Power Company			Investment Company	1.42%	491,705
	5.875%, 01/15/15	375,000	367,684	U.S. Government &
	Norfolk Southern Railway Company			Agency Obligations	62.35%	21,607,031
	5.950%, 04/01/08	250,000	250,000	U.S. Government
	Provident Companies Inc.			Insured Obligations	0.32%	109,961
	7.000%, 07/15/18	375,000	363,488	Total	99.98%	$ 34,645,223
	Pulte Homes Inc
	5.250%, 01/15/14	325,000	280,312
	Reinauer Maritime Company LLC
	5.875%, 11/30/26	627,000	722,085
	Residential Capital LLC
	6.375%, 06/30/10	375,000	188,437
*	Union Pacific ETC Corporation 2003 Pass-Thru
	4.698%, 01/02/24	753,761	726,181
*	Union Pacific Railroad Company 2001 Pass-Thru
	6.630%, 01/27/22	91,587	103,075
	USB Capital IX
	6.189%, 12/29/49	650,000	482,625
	Wachovia Capital Trust III
	5.800%, 03/15/42	650,000	463,125

	Total Corporate Obligations
	(Cost $9,502,351)		8,835,788

Total Investments
		(Cost $35,219,984) - 99.98%	$ 34,645,223
Other Assets Less Liabilities - 0.02%			7,093

Net Assets - 100.00%			$ 34,652,316

*	Securities valued using Matrix System. (note 1)
§	Represents 7 day effective yield at March 31, 2008.

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statement of Assets and Liabilities

As of March 31, 2008
Assets:
Investments, at value (cost $35,219,984)	$34,645,223
Receivables:
Fund shares sold	2,380
Paydowns	4,450
Dividends & Interest	422,947
Prepaid expenses
Fund accounting fees	2,250
Compliance services fees	665
Other expenses	2,428
Due from affiliates:
Advisor (note 2)	7,403

Total assets	35,087,746

Liabilities:
Payables:
Investments purchased	405,961
Fund shares repurchased	8,936
Accrued expenses	18,635
Disbursements in excess of cash on demand	1,898

Total liabilities	435,430

Net Assets	$34,652,316

Net Assets Consist of:
Capital	$36,163,539
Accumulated net realized loss on investments	(936,462)
Net unrealized depreciation on investments	(574,761)

Total Net Assets	$34,652,316
Shares Outstanding, no par value (unlimited authorized shares)	3,298,620
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$10.51

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statement of Operations

For the fiscal year ended March 31, 2008

Investment Income:
Interest	$2,179,456
Dividends	29,098

Total Investment Income	2,208,554

Expenses:
Advisory fees(note 2)	188,772
Administration fees (note 2)	52,437
Transfer agent fees(note 2)	19,582
Fund accounting fees (note 2)	31,195
Compliance service fees(note 2)	7,750
Custody fees(note 2)	13,558
Registration and filing administration fees(note 2)	3,380
Legal fees	12,965
Audit and tax preparation fees	15,000
Registration and filing expenses	4,268
Printing expenses	600
Trustee fees and meeting expenses	2,571
Securities pricing fees	19,241
Chief Compliance Officer fees	9,000
Other operating expenses	14,999

Total Expenses	395,318

Expenses reimbursed by advisor (note 2)	(38,655)
Advisory fees waived (note 2)	(188,772)

Net Expenses	167,891

Net Investment Income	2,040,663

Realized and Unrealized Gain (Loss) on Investments

Net realized gain from investment transactions	58,081
Change in unrealized depreciation on investments	(399,156)

Realized and Unrealized Loss on Investments	(341,075)

Net Increase in Net Assets Resulting from Operations	$1,699,588

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statements of Changes in Net Assets

For the fiscal year ended March 31,	2008	2007

Operations:
Net investment income	$2,040,663	$1,761,104
Net realized gain (loss) from investment transactions	58,081	(42,192)
Change in unrealized depreciation on investments	(399,156)	849,149

Net Increase in Net Assets Resulting from Operations	1,699,588	2,568,061

Distributions to Shareholders: (note 4)
Net investment income	(2,078,275)	(1,810,818)

Decrease in Net Assets Resulting from Distributions	(2,078,275)	(1,810,818)

Capital Share Transactions: (note 5)
Shares sold	1,079,697	14,381,873
Reinvested dividends and distributions	2,059,323	1,782,243
Shares repurchased	(12,510,535)	(4,530,974)

(Decrease) Increase from Capital Share Transactions	(9,371,515)	11,633,142

Net (Decrease) Increase in Net Assets	(9,750,202)	12,390,385

Net Assets:
Beginning of Year	44,402,518	32,012,133
End of Year	$34,652,316	$44,402,518

Undistributed Net Investment Income	$-	$-

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Financial Highlights

For a share outstanding during each
fiscal year ended March 31,	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$ 10.61	$ 10.41	$ 10.63	$ 11.08	$ 10.88

Income (Loss) from Investment Operations
Net investment income	0.52	0.49	0.44	0.41	0.36
Net realized and unrealized (loss) gain
on securities	(0.09)	0.21	(0.19)	(0.42)	0.22

Total from Investment Operations	0.43	0.70	0.25	(0.01)	0.58

Less Distributions:
Dividends (from net investment income)	(0.53)	(0.50)	(0.47)	(0.44)	(0.38)

Total Distributions	(0.53)	(0.50)	(0.47)	(0.44)	(0.38)

Net Asset Value, End of Year	$ 10.51	$ 10.61	$ 10.41	$ 10.63	$ 11.08

Total return	4.16%	6.84%	2.36%	(0.12)%	5.43%

Net Assets, End of Year (in thousands)	$34,652	$44,403	$32,012	$39,403	$39,134

Average Net Assets for the Year
(in thousands)	$41,949	$37,799	$37,536	$34,988	$35,772

Ratios of:
Gross Expenses to Average Net Assets (a)	0.94%	0.95%	0.96%	0.97%	0.95%
Net Expenses to Average Net Assets (a)	0.40%	0.40%	0.40%	0.40%	0.40%
Net Investment Income to Average Net Assets	4.86%	4.66%	4.10%	3.69%	3.31%

Portfolio turnover rate	19.38%	26.51%	28.13%	43.87%	54.20%

(a)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

________________________________________________________________________________

1.	Organization and Significant Accounting Policies

EARNEST Partners Fixed Income Trust (the “Fund”) is a series fund. The Fund is part of The Nottingham Investment Trust II (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on November 15, 1991. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment-grade fixed-income securities.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Fund’s investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as fixed income security which is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The financial statements include securities valued at $2,142,412 (6.18% of net assets) whose values have been estimated using a method approved by the Trust’s Board of Trustees. Such securities are valued by using a Matrix System, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U.S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general and trust expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions

The Fund may declare and distribute dividends from net investment income at the end of each month. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of the contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

________________________________________________________________________________

2.	Transactions with Affiliates

Advisor

The Fund pays a monthly advisory fee to EARNEST Partners, LLC (the “Advisor”) based upon the average daily net assets of the Fund and is calculated at the annual rate as shown in Schedule A.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than a specified percentage of the average daily net assets of the Fund for the current fiscal year. There can be no assurance that the Expense Limitation Agreement will continue in the future. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund’s total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 0.40% as described above. As of March 31, 2008 the recapturable reimbursed expense amounts are as follows for the fiscal years ended 2006, 2007 and 2008: $209,694, $209,087 and $227,427, respectively. These amounts are set to expire in 2009, 2010 and 2011, respectively. The expense limitation percentages, as well as the Advisory fees waived and expenses reimbursed for the fiscal year ended March 31, 2008 are included in Schedule A, provided below.

Schedule A: Advisor Fees		Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
Average Net Assets	Rate
All assets	0.45%	0.40%	$188,772	$38,655

Administrator

The Fund pays a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rate shown in Schedule B provided below, which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the custodian for the Fund, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these fees is provided below, in Schedule B.

Schedule B: Administration Fees (1)		Custody Fees (2)		Fund Accounting Fees (monthly)	Fund Accounting Asset Based Fees		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate		Average Net Assets	Annual Rate
On all assets	0.125%	First $100 million	0.020%	$2,250	On all assets	0.01%	$160 per state
		Over $100 million	0.009%
(1)	Subject to minimum fees of $2,000 per month.
(2)	Subject to minimum fees of $400 per month.

Compliance Services

The Nottingham Compliance Services, LLC, a wholly owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act. It receives compensation for this service at an annual rate of $7,750.

Transfer Agent

North Carolina Shareholder Services, LLC (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. It receives compensation for its services at a rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month. The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor

Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

________________________________________________________________________________

3.	Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$7,924,286	$16,533,574

Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,127,467	$11,800,936

4.	Federal Income Tax

The tax components of capital, as of March 31, 2008 are shown below in Table 1.

Accumulated capital losses noted below represent net capital loss carryovers as of March 31, 2008 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Table 2 below shows the expiration dates of the carry-forwards.

Other book tax differences in the fiscal year ended March 31, 2008 primarily consist of post-October loss deferrals.

Table 1

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$0	$0	$(936,462)	$0	$(574,761)

Table 2

Capital Loss Carry-forward Expiration Schedule
As of March 31, 2008
March 31, 2009	March 31, 2013	March 31, 2014	March 31, 2015	March 31, 2016
$(48,200)	$(141,621)	$(419,427)	$(323,224)	$(3,990)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2008 are noted in Table 3.

Table 3

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation
$35,219,984	$629,467	$(1,204,228)

Table 4 shows the amount of dividends and distributions from net investment income and net realized capital gains, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net short-term gains, realized gains/(losses) from paydowns, deferral of wash sale losses and capital loss carry-forwards. Any permanent differences such as tax returns of capital would be reclassified against capital.

Table 4

For the fiscal year ended	Distributions from
	Ordinary Income	Long-Term Capital Gains
March 31, 2008	$2,078,275	$ -

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

________________________________________________________________________________

March 31, 2007	$1,810,818	$ -

As a result of permanent differences between the financial statement and income tax reporting requirements, due primarily to different book and tax treatments of gains (losses) on paydown securities, the following reclassifications, shown below in Table 5, were made for the year ended March 31, 2008. These reclassifications had no effect on the net asset value of the Fund.

Table 5

For the fiscal year ended	Increase (Decrease) in
	Paid-in Capital	Undistributed Net Investment Income	Undistributed Net Realized Gain on Investments
March 31, 2008	$(3,427)	$37,612	$(34,185)

Management has analyzed the Fund’s potential tax position for the purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

5.   Capital Share Transactions

For the fiscal year ended March 31,
	2008	2007
Transactions in Fund Shares
Shares sold	102,286	1,367,454
Reinvested distributions	195,231	169,444
Shares repurchased	(1,182,502)	(429,087)
Net (Decrease) Increase in Capital Shares	(884,985)	1,107,811
Shares Outstanding, Beginning of year	4,183,605	3,075,794
Shares Outstanding, End of year	3,298,620	4,183,605

6.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value and sets out a framework for measuring fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

7.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects that risk of loss to be remote.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II

and the Shareholders of EARNEST Partners Fixed Income Trust:

We have audited the accompanying statement of assets and liabilities of EARNEST Partners Fixed Income Trust, a series of shares of The Nottingham Investment Trust II (the "Fund"), including the schedule of investments, as of March 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 2005 were audited by other auditors whose report dated April 29, 2005 expressed an unqualified opinion on such and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EARNEST Partners Fixed Income Trust as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 29, 2008

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

________________________________________________________________________________

1.     Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included in Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the fund at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.     Additional Information About Trustees and Officers

The business and affairs of the EARNEST Partners Fixed Income Trust (“Fund”) and The Nottingham Investment Trust II (“Trust”) are managed under the direction of the Board of Trustees (“Trustees”) of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $2,367 during the fiscal year ended March 31, 2008 from the Fund for their services to the Fund and Trust. The Interested Trustees and officers, with the exception of the Chief Compliance Officer, did not receive compensation for their services to the Fund and Trust.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 75	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	6

Independent Trustee of the following: DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the three series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).

(Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

________________________________________________________________________________

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James H. Speed, Jr., 54	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	6	Member of Board of Directors of NC Mutual Life Insurance Company
Interested Trustees*
Keith A. Lee, 47 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Brown Capital Management Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Senior Vice President of Brown Capital Management, Inc. (advisor of the Brown Capital Management Funds).	6	n/a
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
Other Officers
Eddie C. Brown, 67 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Brown Capital Management Funds	Since 1992	President of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a
Richard K. Bryant, 48 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006

President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.

				n/a	n/a
R. Mark Fields, 55 119 S. President Street 2nd Floor Jackson, Mississippi 39201	Vice President, the Fund	Since 1992	Manager of Client Service at EARNEST Partners, LLC (advisor of the EARNEST Partners Fixed Income Trust); previously, Partner of EARNEST Partners, LLC.	n/a	n/a
Douglas S. Folk, 47 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, the Fund	Since 2004	Partner and Portfolio Manager of EARNEST Partners, LLC.	n/a	n/a
Jacob S. Brown, 28	Treasurer, Assistant Secretary and Principal Financial Officer	Since 2007

Financial Reporting Manager (since February 2007), previously, Senior Accountant (2005-2007) and Fund Accountant (2003-2005) of The Nottingham Company (administrator of the Funds); previously Intern, Sara Lee Corporation (food products and household goods).

				n/a	n/a
Vason Hamrick, 31	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a

(Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

________________________________________________________________________________

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julian G. Winters, 39	Chief Compliance Officer	Since 2004

Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.

			n/a	n/a

(Continued)

EARNEST Partners Fixed Income Trust

is a series of

The Nottingham Investment Trust II

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services	EARNEST Partners, LLC
116 South Franklin Street	1180 Peachtree Street, Suite 2300
Rocky Mount, North Carolina 27804	Atlanta, Georgia 30309

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-322-0068

World Wide Web @:	World Wide Web @:

ncfunds.com	earnestpartners.com

Annual Report 2008

Balanced Fund

Equity Fund

Small Company Fund

International Equity Fund

Mid-Cap Fund

March 31, 2008

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc., 116 South Franklin Street, Rocky Mount, NC 27804, Phone 1-800-773-3863.

Table of Contents

Overview	4
Balanced Fund	6
Equity Fund	13
Small Company Fund	19
International Equity Fund	25
Mid-Cap Fund	31
Statements of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	42
Notes to Financial Statements	45

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Brown Capital Management Funds (“Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investments in the Funds are subject to investment risks, including, without limitation, market risk, investment style risk, investment advisor risk, market sector risk, equity securities risk, portfolio turnover risk. In addition to the risks above, which are applicable to all the Funds, the Balanced Fund has credit risk, interest rate risk, maturity risk and investment-grade securities risk; the Small Company Fund has small companies risk; the International Equity Fund has emerging market risk, currency risk, Euro risk, political/economic risk, regulatory risk and transaction cost risk; and the Mid-Cap Fund has mid-cap companies risk. More information about these risks can be found in the Funds’ prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains these and other information about the Funds. A copy of the prospectus is available by calling Shareholder Services at 1-877-892-4226. The prospectus should be read carefully before investing.

Regarding the Brown Capital Management Balanced Fund, Equity Fund, Mid-Cap Fund and International Equity Fund:

Stated performance in the aforementioned funds was achieved at some or all points during the year by waiving or reimbursing part of those Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 30, 2008.

For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Website @ www.browncapital.com

or

Call Our Shareholder Services Group Toll-Free at 1-877-892-4BCM, (1-877-892-4226)

Overview

The French philosopher Albert Camus once wrote, “In the depth of winter I finally learned there was in me an invincible summer.” While the market’s performance since our last Annual Report is only slightly negative, the winter experienced and endured numerous economic uncertainties over the past year, not to mention two successive negative quarters that were quite bleak from an economic and equity markets perspective. As a result, lessons learned about ourselves were warmly revealing and inspiring, and reaffirmed our belief in our investment management abilities. With those revelations, we will depart from our normal format and share with you findings that affect all Brown Capital Management Mutual Funds, in varying degrees. We will include a brief commentary on performance and the portfolio in the section of this report dedicated to your Fund, but trust the following is of greater interest to you.

First, the harsh realities. U.S. equity markets peaked in October 2007, and it has been a rollercoaster ride ever since with most major domestic indices declining between 12.8% for the Russell 2000® Growth Index and 9.4% for the S&P 500 Index during the first quarter of 2008. But what led to these declines? With gold rising to record levels above $1,000 per ounce, oil skyrocketing to over $110 a barrel and gas at the pump expected to soon top $4 per gallon, and other commodities (including wheat and corn) hitting all-time highs, stagflation—a word not seriously uttered since the early 1980s—was reinserted into the economic debate as a potentially devastating economic reality. The subprime debacle continues to worsen, and has led to an unprecedented number of home foreclosures. To make matters worse, home prices continued to decline, and some estimates indicate that they will tumble an additional 25% before bottoming. Credit markets continued to tighten, making it difficult for small businesses to secure credit impacting their ability to grow. Small businesses have been a vital source of job creation in this country over the past several years. Not surprisingly, the Consumer Confidence Index fell in March 2008 to its lowest level since the early 1970s. Debates rage over whether the domestic economy is in a recession. Whether this is technically the case is immaterial at this point because it feels like we are in the midst of a full blown recession to many Americans. By the way, did we mention The Federal Reserve’s bailout of Bear Stearns? Or, their other unprecedented action of reducing the Fed Fund Rate by 75 basis points on two separate occasions during the first quarter of 2008, with one rate cut occurring between Federal Open Market Committee meetings? Finally, it is a Presidential election year. To say that the U.S. economy is at best precarious, and that equity markets were volatile, we feel are the understatements of the year.

And as though all this isn’t bad enough, Brown Capital’s investment performance over the past several years has been equally as bleak. Like any good organization would, we turned the questions inward to identify and assess the reason for our poor performance. Underperformance is inevitable as well as unpredictable in this business. Our goal, therefore, was not to devise a strategy to never underperform but to understand why we underperformed, and why we believe we will have sustained outperformance in the future.

Over the last several years, we know that our clients’ performance focus has become more short-term oriented and we truly understand the reasons driving this orientation. We perceived and, occasionally, succumbed to these pressures by investing to outperform over short-term periods (defined as any period less than our three to five year investment horizon). In most cases, this coincided with the onset of our investment underperformance. Successful investing is not as simple as following the prospectus guidelines and objectives. While it is important that we are clear that we operated within these boundaries, it did not prevent us from becoming anxious. We embraced behavior that was inconsistent with our philosophy and core strength as investors. Brown Capital excels at understanding the essence of a company, and the factors that will enable companies to become successful investments. Unfortunately, we believe that we often gave up on companies too quickly and for the wrong reasons, which can be quite costly to your portfolio. Sometimes, we sold companies with good long-term fundamentals because of ephemeral events that impacted stock prices in the short-term; in the end our long-term thesis proved accurate and the stock price recovered but we did not benefit from the “turn.” To be clear, we understand that our clients expect superior performance- and, so do we. Superior performance will occur by recommitting ourselves to adhering to our time tested tenets that led to our successful long-term investment performance track records of the past.

Going forward, we anticipate that the Funds should experience reduced turnover closer to historical levels. Revenue growth is an important component of our investment selection process. In our opinion, a durable and sustainable revenue stream not only validates the value-added product or service offered by a company to the marketplace, but also presents an opportunity for management to expand margins and further enhance the company’s overall growth profile and profitability. We believe your Funds’ holdings have, and have had, these characteristics. So then, what will change? The change is that we anticipate giving these companies more time for these enhancements to manifest themselves into higher stock prices. That is not to say we are not interested in short-term investment performance. Good short-term investment performance, we believe, is a function of sustained long-term investment outperformance. Understanding and forecasting the factors that lead to long-term investment performance is our strength.

As you review the later comments on your Funds’ performance and portfolio, please keep the aforementioned in mind. We realize that many of you are long time investors with Brown Capital Management and, despite recent missteps, remain optimistic about our firm and the prospects for improved performance in your Funds. We are thankful for your commitment to our firm and your confidence in us.

The Brown Capital Management Balanced Fund

Performance

As shown in the table below, your Fund outpaced the broad market index as measured by the S&P 500 Total Return Index, by 1.38%, and trailed the weighted benchmark comprised of the S&P 500 Total Return Index (75%) and the U.S. Lehman Government/Credit Index (25%), by 1.98%, for the Fund’s fiscal year ending March 31, 2008. Your Fund earned a 65th percentile rating in the Lipper Mixed-Asset Target Allocation Growth category as the number 404 performer in a universe of 630 funds (Lipper Peer Rankings: 5 Year – 93rd percentile/237 funds, 10 Year – 99th percentile/115 funds). Launched in 1992, your Fund generally targets allocating 75% of assets invested into equity securities, predominately, large-cap equity securities, and the remaining 25% into high quality fixed income securities. Because of this target allocation, we believe your Fund is less similar to other balanced funds, and is probably better categorized with today’s “lifecycle” funds, a series of products that typically develop asset allocation to satisfy investor risk tolerance. In fact, your Fund appears in the Lipper Mixed-Asset Target Allocation Growth category with many lifecycle funds. You should note however, that while lifecycle funds also offer equity and fixed income allocations of 75% and 25%, respectively, among others, managers of those offerings are typically afforded the flexibility to invest across the capitalization range: large, mid and small cap stocks. The equity portion of your Fund generally consists of the equity securities of medium and large capitalization companies, which is generally defined as those companies with a market capitalization of $1 billion or more. Again, we believe that your Fund is not ideally categorized for comparative purposes against the S&P 500 Total Return Index or the weighted benchmark, and it is increasingly apparent to us as the years pass that categorization of your Fund, by existing industry standards, is challenging.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by the rating agency, Lipper. In this rating system the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

As of March 31, 2008	One Year Total Return
Balanced Fund	-3.70%
S&P 500*	-5.08%
75% S&P 500/25% U.S. Lehman Government/Credit Index**	-1.72%
Lipper Mixed-Asset Target Allocation Growth Fund Index***	-0.20%

* The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.

** The Lehman Brothers Government/Credit Index represents securities that are U.S. domestic, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities.

*** The Lipper Mixed-Asset Target Allocation Growth Fund Index is an average of mutual funds that, by portfolio practice, invest 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of this Lipper Index does not include the effect of sales charges.

Portfolio Review

Since your Fund is an aggressively weighted Balanced Fund, performance is typically dictated by the equity portion of your portfolio that targets maintaining a weighting of 75% (please see report on the Equity Fund for additional details regarding the equity portion of your Fund) compared to the fixed income which has a target weighting of 25%. Balanced funds that are more traditional generally maintain equity weightings of 50%-60% and fixed income weightings of 40%-50%. Importantly, the equity portion of your portfolio is the same as the Brown Capital Management Equity Fund which suffered a difficult year when compared to its benchmark and peer group. Consistent with your Fund’s objective, the high quality bonds held in your portfolio mitigated some of the risk associated with the equity portion of your Fund.

Despite experiencing one of the most tumultuous credit markets in some time, thanks to positioning that occurred in the prior fiscal year your Fund achieved higher credit quality while opportunistically lengthening maturities. As a result of those actions, the fixed income portion of your Fund contributed favorably to your Fund’s overall performance by offsetting some of the losses that surfaced in the equity portion of the portfolio. As a result of this success, we remain confident that this portion of your Fund is favorably positioned going forward. Consistent with comments made in the Overview of this report, developing equal confidence in the equity portion of your portfolio will remain our primary objective in the coming year.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (252) 972-9922. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management Balanced Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 1998 to March 31, 2008

Performance Returns for the periods ended March 31, 2008.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio
The Brown Capital Management Balanced Fund	(3.70%)	6.29%	0.89%	1.77%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
The Brown Capital Management Balanced Fund	9.28%	$10,928
S&P 500 Total Return Index	41.11%	$14,111
Lehman Brothers Government Credit Index	81.07%	$18,107
75% S&P 500 Total Return Index & 25% Lehman Brothers Government Credit Index	51.10%	$15,110

This graph assumes an initial investment of $10,000 at March 31, 1998. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Balanced Fund (the “Fund”) versus S&P 500 Total Return Index, Lehman Brothers Government Credit Index, and a combined index of 75% S&P 500 Total Return Index and 25% Lehman Brothers Government Credit Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                                                                    75% S&P 500

           The Brown Capital                 Lehman Brothers  Total Return Index &

               Management      S&P Total     Government    25% Lehman Brothers

             Balanced Fund    Return Index  Credit Index   Government Credit Index
3/31/1998   10,000            10,000           10,000                 10,000
3/31/1999   10,899            10,654           11,846                 11,548
3/31/2000   11,795            10,833           13,971                 13,187
3/31/2001   10,534            12,200           10,943                 11,257
3/31/2002   10,308            12,743           10,969                 11,413
3/31/2003    8,056             14,448             8,253                   9,802
3/31/2004   10,332            15,336           11,151                 12,198
3/31/2005   10,038            15,398           11,898                 12,773
3/31/2006   11,152            15,710           13,293                 13,897
3/31/2007   11,349            16,711           14,866                 15,327
3/31/2008   10,928            18,107           14,111                 15,110

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$898.90	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.20%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

The Brown Capital Management Balanced Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 73.04%				Insurance - 1.24%
					American International
Capital Goods - 9.76%					Group, Inc.	3,700	$ 160,025
	Danaher Corporation	2,900	$ 220,487
	Fluor Corporation	800	112,928	Materials - 0.61%
	General Electric Company	13,920	515,179		Allegheny Technologies, Inc.	1,100	78,496
	Joy Global Inc.	1,250	81,450
	The Boeing Company	2,200	163,614	Pharmaceuticals, Biotechnology & Life Sciences - 5.02%
	United Technologies Corporation	2,435	167,577		Abbott Laboratories	3,900	215,085
			1,261,235	*	Celgene Corporation	3,580	219,418
Consumer Durables & Apparel - 1.57%				*	Genentech, Inc.	1,200	97,416
*	Coach, Inc.	6,705	202,156	*	Gilead Sciences, Inc.	2,255	116,200
							648,119
Diversified Financials - 9.47%				Retailing - 7.45%
	Ameriprise Financial Inc.	1,740	90,219	*	Dick's Sporting Goods, Inc.	5,610	150,236
	Citigroup Inc.	9,050	193,851		Nordstrom, Inc.	4,210	137,246
	JPMorgan Chase & Co.	5,500	236,225	*	O'Reilly Automotive, Inc.	5,000	142,600
	Morgan Stanley	3,155	144,184		Staples, Inc.	8,930	197,442
	T. Rowe Price Group Inc.	5,870	293,500		Target Corporation	3,515	178,140
	The Goldman Sachs Group, Inc	1,600	264,624	*	Tractor Supply Company	3,970	156,894
			1,222,603				962,558
Energy - 4.11%				Semiconductors & Semiconductor Equipment - 1.48%
	CONSOL Energy Inc.	2,200	152,218		Intel Corporation	9,000	190,620
	Peabody Energy Corporation	1,500	76,500
	Schlumberger Limited	2,500	217,500	Software & Services - 8.80%
*	Transocean Inc.	629	85,041	*	Adobe Systems Incorporated	3,000	106,770
			531,259	*	Akamai Technologies, Inc.	2,900	81,664
Food & Staples Retailing - 1.75%				*	Cognizant Technologies Solutions
	Walgreen Co.	2,300	87,607		Corporation - Cl. A	3,900	112,437
	Whole Foods Market, Inc.	4,200	138,474	*	Google Inc. - Cl. A	610	268,687
			226,081		Microsoft Corporation	7,210	204,620
Food, Beverage & Tobacco - 3.91%				*	Oracle Corporation	13,105	256,334
µ	Diageo plc	1,200	97,584		Western Union Company	5,000	106,350
*	Hansen Natural Corporation	4,630	163,439				1,136,862
	The Coca-Cola Company	4,000	243,480	Technology Hardware & Equipment - 10.97%
			504,503	*	Apple Inc.	2,405	345,118
Health Care Equipment & Services - 4.79%				*	Cisco Systems, Inc.	11,840	285,226
	Medtronic, Inc.	5,255	254,184		Corning Inc.	7,530	181,021
	Quest Diagnostics Incorporated	2,200	99,594	*	EMC Corporation	10,655	152,793
*	St. Jude Medical, Inc.	2,180	94,154		Hewlett-Packard Company	5,705	260,490
*	Waters Corporation	3,065	170,720		International Business Machines
			618,652		Corporation (IBM)	1,665	191,708
							1,416,356

							(Continued)

The Brown Capital Management Balanced Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)			Principal	Market Value (Note 1)

COMMON STOCKS - (Continued)				CORPORATE OBLIGATIONS - 8.87%

Transportation - 2.11%					General Electric Cap Corp.
	J.B. Hunt Transportation Services,				5.250%, 10/19/12	$ 350,000	$ 363,692
	Inc.	3,800	$ 119,434		Coca-Cola Company
	Norfolk Southern Corporation	2,820	53,182		5.750%, 03/15/11	200,000	214,988
			272,616		Dow Chemical Capital Debenture
					9.200%, 06/01/10	15,000	16,915
Total Common Stocks (Cost $9,417,129)			9,432,141		Dow Chemical
					7.375%, 11/01/29	170,000	182,373
INVESTMENT COMPANY - 3.40%					Nalco Chemical
§	Dreyfus Cash Management, 3.21%				6.250%, 05/15/08	50,000	50,000
	(Cost $439,227)	439,227	439,227		NSTAR Electric Co.
					7.800%, 05/15/10	60,000	65,633
U.S. GOVERNMENT OBLIGATIONS - 14.86%					Sears Roebuck Acceptance
					7.000%, 02/01/11	170,000	162,388
	U.S. Treasury Notes			π	Wal-Mart Stores
	3.500%, 02/15/18	$ 200,000	$ 201,156		8.070%, 12/21/12	80,000	89,448
	4.500%, 02/28/11	660,000	711,202
	4.500%, 02/15/16	660,000	726,516	Total Corporate Obligations
	8.000%, 11/15/21	20,000	28,209	(Cost $1,121,452)			1,145,437
	6.250%, 08/15/23	20,000	24,617
	4.500%, 02/15/36	220,000	227,270	Total Investments
				(Cost $12,727,472) - 100.17%			$ 12,935,775
Total U.S. Government Obligations				Liabilities in Excess of Other Assets - (0.17%)			(22,025)
	(Cost $1,749,664)		1,918,970
				Net Assets - 100.00%			$ 12,913,750

				*	Non-income producing investment.
				μ	American Depositary Receipt.
				§	Represents 7 day effective yield at March 31, 2008.
				π	Priced by fair value, represents 0.69% of the net assets.

				The following acronym is used in this portfolio:

				plc - Public Limited Company (British)

				(Continued)

The Brown Capital Management Balanced Fund

Schedule of Investments

As of March 31, 2008

Summary of Investments by Industry
	% of Net Assets	Market
Industry		Value
Capital Goods	9.76%	$ 1,261,235
Consumer Durables & Apparel	1.57%	202,156
Corporate Obligations	8.87%	1,145,437
Diversified Financials	9.47%	1,222,603
Energy	4.11%	531,259
Food & Staples Retailing	1.75%	226,081
Food, Beverage & Tobacco	3.91%	504,503
Health Care Equipment & Services	4.79%	618,652
Insurance	1.24%	160,025
Investment Company	3.40%	439,227
Materials	0.61%	78,496
Pharmaceuticals & Biotechnology &
Life Sciences	5.02%	648,119
Retailing	7.45%	962,558
Semiconductors & Semiconductor
Equipment	1.48%	190,620
Software & Services	8.80%	1,136,862
Technology Hardware & Equipment	10.97%	1,416,356
Transportation	2.11%	272,616
U.S. Government Obligations	14.86%	1,918,970
	100.17%	$ 12,935,775

See Notes to Financial Statements

The Brown Capital Management Equity Fund

Performance

As shown in the table below, your Fund, which invests primarily in large cap and mid cap growth companies, trailed both broad market and the comparative stylized indices for the fiscal year ended March 31, 2008 primarily due to stock selection. Your Fund trailed the broad market index, the Standard & Poor’s 500 Total Return Index (“S&P 500”), by 3.06% and the stylized index, the Russell 1000® Growth Index, by 7.39% over such period. Your Fund trailed industry peers as ranked by Morningstar and Lipper. For the one-year period, the Fund was in the 89th percentile out of 1755 mutual funds in Morningstar’s Large Cap Growth Category and in the 83rd percentile out of 527 mutual funds in Lipper’s Multi-Cap Growth Index (Morningstar Peer Rankings: 5 Year – 93rd percentile/1207 funds, 10 Year – 89th percentile/564 funds; Lipper Peer Rankings: 5 Year - 100th percentile/343 funds, 10 Year – 93rd percentile/146 funds).

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agencies, Morningstar and Lipper. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

As of March 31, 2008	One Year Total Return
Equity Fund	-8.14
S&P 500 Total Return*	-5.08
Russell 1000® Growth**	-0.75

* The S&P 500 Index is a market capitalization weighted index that is widely used as a barometer of the U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.

** The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth value.

Portfolio Review

We believe that, of all the Funds managed by Brown Capital Management, your Fund is affected most by our comments that appear in the Overview. As indicated in the performance summary above, the Fund trailed the S&P 500 and the Russell 1000® Growth for the previous fiscal year, which contributed to a negative long-term record. As an active manager, it is Brown Capital Management’s goal to outpace an appropriate passively managed benchmark. To achieve this goal, we seek to remain committed to an investment program with the wherewithal to benefit investors thanks to company specific insights resulting in, to a far lesser degree, well-timed investments. We think that the S&P 500 may be a difficult benchmark to outperform since it is comprised of both growth and value stocks. [Note- “outperform” may be the wrong word, but we think the sentence is incomplete without something to this effect.] It was particularly challenging in the recent past where, for an extended period, value stocks outperformed growth stocks resulting in lagging performance due to our disciplined focus on growth stocks. We recognize that to suggest that this is the only driver behind our performance challenges would be untrue, as we also lagged the stylized Russell 100® Growth Index and our large growth peers. As noted in the Overview, investors are becoming increasingly short-term oriented and instead of remaining committed to our time-tested, long-term discipline, we succumbed to the pressures of the marketplace and failed to provide good companies, with solid fundamentals, the time to meet our expectations. In this regard, we disappointed ourselves and, more importantly, our shareholders.

If we could isolate one factor that had the greatest influence on the financial markets since we last communicated with you, we believe it would be the sub-prime debacle, and the reverberations it caused throughout the financial system around the world. Your Fund’s greatest performance detractors appeared in Consumer Discretionary and Consumer Staples, these areas continue to be influenced by waning consumer confidence that are a residual of this debacle. Companies such as Nordstrom (1.42%), Coach (2.14%), Dick’s Sporting Goods (1.58%) and Whole Foods Markets (1.53%) were all detractors from performance last year. Each is a tenured organization, with a strong brand and established, long-term record of success with compelling fundamentals and valuation. Unlike in the past, we expect to provide these portfolio companies the opportunity to reach their potential. Conversely, some of your Fund’s greatest contributors Fluor Corporation (1.20%), Joy Global (.86%), Schlumberger Ltd. (2.38%), are also sound fundamentally, but we think they also benefited meaningfully from the rapid increase in oil prices over the past year. Consistent with the aforementioned sentiment, stock price appreciation, driven by a series of exogenous events, also does not mean that the company reached its fullest potential. We will monitor these and all of the companies in your Fund closely to ensure each meet our expectations.

As mentioned earlier, we remain accountable for our performance record and are working to modify what has become an all too common behavior in our industry. To achieve the success you seek will require us to revisit our “roots” steeped in sound, fundamental investing. We appreciate your patience and commitment to your Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (252) 972-9922. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For Information on the Fund’s expense ration, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management Equity Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 1998 to March 31, 2008

Performance Returns for the periods ended March 31, 2008.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio
The Brown Capital Management Equity Fund	(8.14%)	6.52%	(0.57%)	1.79%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
The Brown Capital Management Equity Fund	(5.52%)	$9,448
S&P 500 Total Return Index	41.11%	$14,111

This graph assumes an initial investment of $10,000 at March 31, 1998. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Equity Fund (the “Fund”) versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                       The Brown Capital

                         Management               S&P Total

                         Equity Fund              Return Index
3/31/1998           10,000                      10,000
3/31/1999           10,934                      11,846
3/31/2000           12,400                      13,971
3/31/2001           10,310                      10,943
3/31/2002             9,900                      10,969
3/31/2003             6,890                        8,253
3/31/2004             9,381                      11,151
3/31/2005             8,973                      11,898
3/31/2006           10,196                      13,293
3/31/2007           10,285                      14,866
3/31/2008             9,448                      14,111

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$847.70	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.20%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

The Brown Capital Management Equity Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 98.01%				Insurance - 1.64%
					American International Group, Inc.	3,580	$ 154,835
Capital Goods - 13.09%
	Danaher Corporation	2,700	$ 205,281	Materials - 0.91%
	Fluor Corporation	800	112,928		Allegheny Technologies, Inc.	1,200	85,632
	General Electric Company	13,600	503,336
	Joy Global Inc.	1,250	81,450
	The Boeing Company	2,200	163,614	Pharmaceuticals, Biotechnology & Life Sciences - 6.03%
	United Technologies Corporation	2,435	167,577		Abbott Laboratories	3,370	185,855
			1,234,186	*	Celgene Corporation	3,560	218,192
Consumer Durables & Apparel - 2.14%				*	Genentech Inc	600	48,708
*	Coach, Inc.	6,705	202,156	*	Gilead Sciences, Inc.	2,240	115,427
							568,182
Diversified Financials - 13.31%				Retailing - 9.93%
	Ameriprise Financial Inc.	1,900	98,515	*	Dick's Sporting Goods, Inc.	5,565	149,031
	Citigroup Inc.	9,045	193,744		Nordstrom, Inc.	4,110	133,986
	JPMorgan Chase & Co.	6,380	274,020	*	O'Reilly Automotive, Inc.	4,480	127,770
	Morgan Stanley	3,125	142,813		Staples, Inc.	8,730	193,020
	T. Rowe Price Group Inc.	5,620	281,000		Target Corporation	3,485	176,620
	The Goldman Sachs Group, Inc.	1,600	264,624	*	Tractor Supply Company	3,935	155,511
			1,254,716				935,938
Energy - 5.86%				Semiconductors & Semiconductor Equipment - 2.17%
	CONSOL Energy Inc.	2,200	152,218		Intel Corporation	9,680	205,022
	Peabody Energy Corporation	1,600	81,600
	Schlumberger Limited	2,575	224,025	Software & Services - 11.91%
*	Transocean Inc.	699	94,505	*	Adobe Systems Incorporated	3,200	113,888
			552,348	*	Akamai Technologies, Inc.	3,000	84,480
Food & Staples Retailing - 2.62%				*	Cognizant Technology
	Walgreen Co.	2,700	102,843		Solutions Corporation	3,800	109,554
	Whole Foods Market, Inc.	4,380	144,409		Western Union	4,470	95,077
			247,252	*	Google Inc. - Cl. A	605	266,484
Food, Beverage & Tobacco - 5.22%					Microsoft Corporation	7,170	203,485
μ	Diageo plc	1,310	106,529	*	Oracle Corporation	12,795	250,270
*	Hansen Natural Corporation	3,550	125,315				1,123,238
	The Coca-Cola Company	4,280	260,524	Technology Hardware & Equipment - 13.51%
			492,368	*	Apple Inc.	1,435	205,922
Health Care Equipment & Services - 6.56%				*	Cisco Systems, Inc.	11,750	283,058
	Medtronic, Inc.	5,210	252,008		Corning Incorporated	7,530	181,021
	Quest Diagnostics Incorporated	2,200	99,594	*	EMC Corporation	10,655	152,793
*	St. Jude Medical, Inc.	2,200	95,882		Hewlett-Packard Company	5,705	260,490
*	Waters Corporation	3,065	170,720		International Business
			618,204		Machines Corporation (IBM)	1,655	190,557
							1,273,841

							(Continued)

The Brown Capital Management Equity Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)

COMMON STOCKS - (Continued)				Summary of Investments by Industry
					% of Net Assets	Market Value
Transportation - 3.11%				Industry
	J.B. Hunt Transport			Capital Goods	13.09%	$ 1,234,186
	Services, Inc.	4,480	$ 140,806	Consumer Durables & Apparel	2.14%	202,156
	Norfolk Southern Corporation	2,815	152,911	Diversified Financials	13.31%	1,254,716
			293,717	Energy	5.86%	552,348
				Food & Staples Retailing	2.62%	247,252
Total Common Stocks (Cost $9,161,850)			9,241,635	Food, Beverage & Tobacco	5.22%	492,368
				Health Care Equipment & Services	6.56%	618,204
INVESTMENT COMPANY - 2.17%				Insurance	1.64%	154,835
§	Dreyfus Cash Management, 3.21%			Investment Company	2.17%	204,745
	(Cost $204,745)	204,745	204,745	Materials	0.91%	85,632
				Pharmaceuticals, Biotechnology &
Total Investments (Cost $9,366,595) - 100.18%			$ 9,446,380	Life Sciences	6.03%	568,182
Liabilities in Excess of Other Assets - (0.18)%			(16,596)	Retailing	9.93%	935,938
				Semiconductors &
Net Assets - 100.00%			$ 9,429,784	Semiconductor Equipment	2.17%	205,022
				Software & Services	11.91%	1,123,238
*	Non-income producing investment.			Technology Hardware & Equipment	13.51%	1,273,841
μ	American Depositary Receipt.			Transportation	3.11%	293,717
§	Represents 7 day effective yield at March 31, 2008.			Total	100.18%	$ 9,446,380

The following acronym is used in this portfolio:

plc - Public Limited Company (British)

See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Performance

As shown in the table below, your Fund outpaced the broad market and stylized index for your Fund’s fiscal year ending March 31, 2008. The reason for the outperformance was stock selection. Your Fund beat the broad market, as measured by the S&P 500 Total Return Index, by 3.75% and the stylized small cap growth index, the Russell 2000® Growth Index, by 7.61%. The Fund’s results during the period are also favorable when compared to the Fund’s peers as it earned a 8th percentile ranking in both the Morningstar Small Growth Category, which is comprised of 842 funds, and 10th percentile in Lipper’s Small Cap Growth category, which is comprised of 598 funds (Morningstar Peer Rankings: 5 Year – 37th percentile/561 funds, 10 year – 16th percentile/268 funds; Lipper Peer Rankings: 5 Year – 32nd percentile/393 funds, 10 Year – 16th percentile/183 funds). We remain pleased by your Fund’s direction, as longer-term performance (we define a market cycle as 3-5 years), our hallmark, continues to improve.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agencies, Morningstar and Lipper. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

As of March 31, 2008	One Year Total Return
Small Company Fund	-1.33%
S&P 500 Total Return*	-5.08%
Russell 2000® Growth**	-8.94%

* The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index.

** The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio Review

We restate the following annually, but given the uniqueness of our investment approach it is worth repeating. As many of our investors understand, we are not benchmark oriented (also known as benchmark agnostic) and do not seek to construct a portfolio using traditional definitions or guidelines. While we are justifiably categorized as a small “cap” growth manager, our efforts to unearth exceptional small companies with the wherewithal to become exceptional large companies have nothing to do with capitalization. We believe that small companies are better-measured using operating revenue. Many small cap growth managers place sector and security “bets” against a stylized benchmark like the Russell 2000® Growth Index. We believe that exceptional small companies may not appear in a conventional index, let alone be properly categorized, making sector or security “bets” useless. We focus on investing in companies that we believe will deliver exceptional returns over long periods. While we are fundamentally different, we understand that as an active manager, we are compared to conventional benchmarks and peer groups. Thanks to the uniqueness of our approach, it should be no surprise that we do not communicate our successes or failures in conventional terms.

In the spirit of the Overview that appears at the beginning of this report, as part of the Brown Capital Management investment team, despite our strong performance record of late, it is imperative that we not lose sight of the difficulties faced in the past. We appreciate that many of you remain investors, but also understand why many redeemed their shares disappointed with volatility and performance that lagged historical norms. We too were disappointed, but more concerned about the relevance of a time-tested investment program in a marketplace that, over time, has become short-term oriented. After dedicating significant time to evaluating its viability and our abilities, as investors, we decided that remaining committed to a proven, long-term investment program made sense. As evidenced by your Fund’s consistent low turnover and our ongoing commitment to investing in exceptional small companies, we believe that your Fund’s improved performance is a byproduct of the patience and conviction required of long-term investors. Equally important, we think, is the discipline required to manage your Fund and make decisions that, in the short-term, may be unpopular, but have long-term benefits.

Your Fund’s top contributor for the one-year period ending March 31, 2008, Concur Technologies, Inc. (“Concur”) (4.71%), is an example of this discipline. Concur provides employee spend management solutions. We initiated a position in 2003 and soon after the company’s stock price experienced a meaningful decline. During this time, Concur contributed negatively to your Fund’s performance. Knowing the fundamentals of the company well, we viewed the decline as a buying opportunity and purchased more of the company’s stock below the original price, thereby reducing the cost basis for shares in this company. Since that time, Concur delivered on its long-term business plan and your Fund participated in significant price appreciation. Concur is one of the many exceptional small companies you will find in your portfolio and exemplifies, what we believe to be, a common misconception about stock price in an area where price movement fails to fully reflect the true value of a company.

There are lessons to be learned in periods of outperformance and underperformance, but in an environment that often rewards successful short-term investors with sizeable cash flows, it is important to be confident in the investment program and the skills required to identify exceptional small companies with the wherewithal to become exceptional large companies, particularly when a long-term discipline is espoused. We remain confident in the small company investment program and ourselves. While we realize that your

Fund is not for everyone, we will continue to maintain our discipline in an effort to deliver results for serious long-term investors.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (252) 972-9922. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For Information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management Small Company Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 1998 to March 31, 2008

Performance Returns for the period ended March 31, 2008.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio
The Brown Capital Management Small Company Fund	(1.33%)	14.13%	7.89%	1.20%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
The Brown Capital Management Small Company Fund	113.65%	$21,365
Russell 2000 Index	63.31%	$16,331
Russell 2000 Growth Index	18.91%	$11,891

This graph assumes an initial investment of $10,000 at March 31, 1998. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                   The Brown

            Capital Management

               Small Company    Russell     Russell 2000

                       Fund           2000 Index  Growth Index

3/31/1998     10,000            10,000          10,000
3/31/1999      9,373               8,381            8,896
3/31/2000     16,764            11,517          14,149
3/31/2001     14,871              9,762            8,516
3/31/2002     18,696            11,143            8,938
3/31/2003     11,035              8,139            6,111
3/31/2004     16,652            13,335            9,971
3/31/2005     14,905            14,067          10,058
3/31/2006     19,237            17,715          12,858
3/31/2007     21,653            18,770          13,059
3/31/2008     21,365            16,331          11,891

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$902.70	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.22%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 96.25%				Medical/Health Care - 24.20%
				*	Abaxis, Inc.	471,000	$ 10,913,070
Business Services - 19.32%				*	Affymetrix, Inc.	192,045	3,343,503
*	ACI Worldwide, Inc.	210,000	$ 4,183,200	*	Bruker BioSciences
Balchem Corporation		295,302	6,768,322		Corporation	568,600	8,750,754
*	Concur Technologies Inc.	451,715	14,025,751	*	Gen-Probe Incorporated	77,100	3,716,220
*	Diodes Incorporated	247,100	5,426,316	*	Immucor, Inc.	259,800	5,544,132
Dynamic Materials Corporation		89,500	3,866,400	*	Kensey Nash Corporation	295,500	8,554,725
*	Macrovision Corporation	436,445	5,892,007	*	LifeCell Corporation	77,420	3,253,963
*	Nuance Communications, Inc.	308,524	5,371,403		Meridian Bioscience, Inc.	270,350	9,037,801
*	SPSS Inc.	307,790	11,936,096	*	Neogen Corporation	170,085	4,269,134
			57,469,495	*	Palomar Medical
Consumer Related - 11.27%					Technologies, Inc.	242,000	3,654,200
*	Dolby Laboratories Inc. - Cl. A	304,400	11,037,544	*	Techne Corporation	162,600	10,952,736
*	DTS Inc.	479,055	11,497,320				71,990,238
*	Green Mountain Coffee			Pharmaceuticals - 7.04%
	Roasters, Inc.	223,011	7,058,298	*	Albany Molecular
*	Panera Bread Company - Cl. A	12,900	540,381		Research, Inc.	219,660	2,666,672
*	The Cheesecake Factory			*	Human Genome Sciences, Inc.	195,700	1,152,673
	Incorporated	155,725	3,393,248	*	Incyte Corporation	431,570	4,535,801
			33,526,791	*	Kendle International, Inc.	178,000	7,995,760
Industrial Products & Systems - 20.84%					Medicis Pharmaceuticals
*	ANSYS, Inc.	293,685	10,138,006		Corporation - Cl. A	171,700	3,380,773
	CARBO Ceramics Inc.	236,475	9,482,647	*	Pharmacopeia, Inc.	326,676	1,202,167
	Cognex Corporation	200,355	4,373,750				20,933,846
*	Dionex Corporation	108,640	8,364,194
*	FEI Company	388,450	8,479,864	Total Common Stocks (Cost $212,062,685)			286,283,212
*	FLIR Systems, Inc.	451,268	13,578,654
*	Measurement Specialties, Inc.	346,900	6,060,343	INVESTMENT COMPANY - 3.56%
*	Symyx Technologies, Inc	199,072	1,493,040	§	Dreyfus Cash Management, 3.21%
			61,970,498		(Cost $10,579,776)	10,579,776	10,579,776
Information/Knowledge Management - 13.58%
*	Accelrys Inc	245,978	1,330,741	Total Investments
	American Software, Inc.	464,988	2,910,825		(Cost $222,642,461) - 99.81%		$ 296,862,988
	Blackbaud, Inc.	378,279	9,184,614	Other Assets Less Liabilities - 0.19%			573,827
*	Manhattan Associates, Inc.	310,900	7,128,937
*	NetScout Systems, Inc.	505,580	4,701,894	Net Assets - 100.00%			$ 297,436,815
	Quality Systems, Inc.	280,000	8,363,600
*	Tollgrade Communications, Inc.	99,400	520,856	*	Non-income producing investment.
*	Tyler Technologies, Inc.	447,130	6,250,877	§	Represents 7 day effective yield at March 31, 2008.
			40,392,344

							(Continued)

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2008

Summary of Investments by Sector
	% of Net Assets	Market Value
Sector
Business Services	19.32%	$ 57,469,495
Consumer Related	11.27%	33,526,791
Industrial Products & Systems	20.84%	61,970,498
Information/Knowledge
Management	13.58%	40,392,344
Investment Company	3.56%	10,579,776
Medical/Health Care	24.20%	71,990,238
Pharmaceuticals	7.04%	20,933,846
	99.81%	$ 296,862,988
See Notes to Financial Statements

The Brown Capital Management International Equity Fund

Performance

As shown in the table below, your International Equity Fund returned -9.86% for the year ending March 31, 2008. This compares to a -2.27% return for the Morgan Stanley Capital Index- Europe Australasia, and Far East (“MSCI EAFE”) and a 2.58% return for the Morgan Stanley Capital Index- All Countries Except United States (“MSCI AC World Ex-US”). For the fiscal year ended March 31, 2008, relative to peers, your fund ranked in the 96th percentile in Morningstar’s Foreign Large Growth Category comprised of 224 funds (3 year – 95th percentile/179 funds, 5 year – 53rd percentile/156 funds) and in the 95th percentile ranking in Lipper’s International Multi Cap Growth Universe comprised of 232 funds (3 year – 96th percentile/164 funds, 5 year – 73rd percentile/136 funds).

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agencies, Morningstar and Lipper. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

One Year Total Return
International Equity Fund	-9.86%
MSCI EAFE Index	-2.27%
MSCI All-Country World Index ex-US	2.58%

Portfolio Review

We believe your Fund struggled for the fiscal year ending March 31, 2008 primarily due to underexposure to cyclicals: materials, energy and industrials. Additionally, stock selection in healthcare was also a detractor to your Fund’s performance.

Despite the negative return of the MSCI EAFE Index over this period, materials, energy and industrials accounted for nearly 30% of the index’s weighting and, collectively, produced a positive return. Over the past year, particularly in September, the markets experienced a surge in commodity prices which meaningfully impacted stock prices. This trend, now occurring for over one year, drives many investors to question why we underweight commodities in your Fund. As bottom-up investors, we seek to identify companies that fit our criteria and have superior long-term potential; in constructing this portfolio, we do not intend to look like the benchmark. Compared to other options, we do not believe that commodities represent an attractive value relative to our assessment of long-term sustainable earnings growth. This does not mean that we think materials investments will “underperform” in the near-term; indeed as we learned from the tech bubble, momentum-based investments often continue to perform well after they have reached a reasonable valuation. Our bottom-up work suggests “mature” areas like commodities are generally overvalued and discounting continued strong growth. On the other hand, we think other sectors such as financials and consumer, look more attractive because they are already priced for a very difficult market outlook.

Overall, it is worth noting that as growth investors we tend to gravitate to companies in low capital intensive (“growth”) industries such as consumer, financial, and healthcare and away from high capital intensive (“mature”) industries such as energy, materials, transportation, and utilities. This perspective has contributed to your Fund being underweighted in commodities and industrials during the recent boom as such industries are typically populated by mature companies that are geared to the economy and lack sustainable organic growth models. Over our three to five year investment horizon, we expect our stock picking to be the dominant factor behind performance rather than country or industry exposure.

In one area, healthcare, stock selection was a challenge for the year. While it is one of our top performing sectors over the past five years (in line with our 3-5 year investment horizon) thanks to solid long-term contributors like Teva Pharmaceuticals (1.83%), we did experience difficulty with Amplifon (.84%). Based in Milan, Amplifon is the world leader in distributing technologically sophisticated digital hearing aids with 5% share of the fragmented global market.    We’ve held a position in Amplifon for over five years and for much of that period it was one of the better performing positions in our program. Unfortunately the company has stumbled, largely due to difficulty integrating Ultravox, a UK hearing aid distributor, which was acquired in 2006.  This is disappointing and unexpected given that the current management team, assembled in the early 1990’s, previously had a strong track acquisition track record, including Miracle Ear in the US and CCA group in France.  Amplifon shares fell significantly over the past year as the company has been unable to turnaround its new business and deliver acceptable margins in a tough UK market.  Although we did identify the troubles ahead of the big declines and trimmed our position to hedge against the emerging risk, we kept our core position.   From a longer term perspective we expect the share price to recover supported by strong management, high organic growth, and an increasingly attractive valuation across several metrics,

We would be remiss if we failed to comment that as a part of the Brown Capital Management investment team, we understand well the comments made in the Overview of this report. Performance in your Fund, since inception, is mixed with results , on a calendar year basis as reported by Morningstar, that range from the top five percent of the peer universe (2000 and 2006) to the bottom ten percent (2005 and 2007). Additionally, we understand that manager turnover in your Fund in recent years does nothing to impart confidence as it pertains to continuity of the investment discipline or the chemistry required to manage your portfolio on a team basis. Lastly, your Fund’s total expense ratio remains capped at 2.00% under an Expense Limitation Agreement with Brown Capital Management. We are aware of these matters and accountable for them, but in the spirit of comments made in the Overview, we will redouble our efforts, in all areas, paramount among them in the investment area, to ensure we remain disciplined and focused on delivering results for those who are serious long-term investors.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (252) 972-9922. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management International Equity Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from May 28, 1999 (Date of Initial Public Investment) to March 31, 2008

Performance Returns for the periods ended March 31, 2008.
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio
The Brown Capital Management International Equity Fund	(9.86%)	19.66%	5.48%	2.09%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
The Brown Capital Management International Equity Fund	60.40%	$16,040
MSCI All Country World Free EX USA Gross Index	93.36%	$19,336
MSCI EAFE International Gross Index	70.45%	$17,045
* The Fund’s inception date – May 28, 1999 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 at May 28, 1999 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) versus the MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

	The Brown Capital Management International Equity Fund	MSCI All Country World Free EX USA Gross Index	MSCI EAFE International Gross Index
5/28/1999	10,000	10,000	10,000
3/31/2000	11,856	12,274	12,049
3/31/2001	9,998	8,982	8,956
3/31/2002	9,352	8,462	8,220
3/31/2003	6,538	6,585	6,333
3/31/2004	10,593	10,531	10,016
3/31/2005	12,228	12,231	11,567
3/31/2006	14,659	15,671	14,452
3/31/2007	17,794	18,851	17,442
3/31/2008	16,040	19,336	17,045

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$859.70	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 2.00%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 96.63%				Irish Equities - 3.72%
					DCC plc	12,330	$ 291,008
Belgium Equity - 0.84%					IAWS Group plc	10,845	253,392
*	RHJ International	10,890	$ 123,096				544,400
				Israeli Equity - 1.84%
Bermuda Equities - 6.80%				µ	Teva Pharmaceutical Industries Ltd.	5,815	268,595
	Aircastle Ltd.	16,980	191,025
	Lancashire Holdings Ltd	57,090	318,375	Italian Equities - 4.01%
	Tyco International Ltd.	7,680	338,304		Amplifon S.p.A	36,170	122,769
	Willis Group Holdings Ltd.	4,355	146,372		Tod's S.p.A	2,250	138,531
			994,076		UniCredit S.p.A.	48,530	324,846
Canadian Equities - 3.08%							586,146
	Canadian Natural Resources Ltd. 3,605		246,760	Japanese Equities - 13.70%
*	GSI Group Inc.	26,180	203,680		Asatsu-DK Inc.	9,710	345,829
			450,440		D & M Holdings Inc.	81,920	279,436
Egypt Equity - 2.56%					Daito Trust Construction Co., Ltd.	5,880	303,217
Ω	Orascom Telecom Holding SAE	5,510	374,680		Japan Tobacco Inc.	86	430,539
					Meitec Corporation	7,160	216,937
Finland Equity - 2.45%					Nissin Healthcare Food Service
µ	Nokia Oyj	11,260	358,406		Co., Ltd	14,320	158,034
					Yamaha Motor Co., Ltd.	14,700	270,477
French Equities - 8.77%							2,004,469
	Axa	10,505	381,273	Mexican Equities - 4.70%
*µ	Flamel Technologies SA	16,570	154,432	µ	Fomento Economico
	L'Oreal SA	1,350	171,438		Mexicano, SAB de CV	8,000	334,240
	Neopost SA	2,280	255,885		Wal-Mart de Mexico SAB de CV	83,680	352,900
	Sanofi-Aventis	4,260	319,586				687,140
			1,282,614	Netherland Equities - 2.70%
German Equities - 6.97%					Koninklijke (Royal) Philips
*	10tacle Studio AG	32,720	87,814		Electronics N.V.	10,341	395,564
	Arques Industries AG	10,380	205,657
	Bayerische Motoren Werke			Singapore Equities - 5.00%
	(BMW) AG	5,460	302,036		Singapore Petroleum Company
	Deutsche Telekom AG	13,410	224,407		Limited	74,390	365,330
	Rhoen-Klinikum AG	6,740	199,296		UOB-Kay Hian Holdings Limited	257,180	366,199
			1,019,210				731,529
Hong Kong Equities - 5.08%				South Korean Equities - 4.61%
	Esprit Holdings Ltd.	39,010	468,158	*µ	Gmarket Inc.	10,370	222,125
	Vitasoy International Holdings			µ	Kookmin Bank	4,580	256,709
	Limited	633,005	275,725	µ	SK Telecom Co., Ltd.	9,070	196,003
			743,883				674,837
Indian Equity - 1.26%						(Continued)
Ω	LIC Housing Finance Limited	13,140	184,687

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)

COMMON STOCKS - (Continued)				The following acronyms and abbreviations are used in this portfolio:

Swiss Equity - 1.49%				AG - Aktiengesellschaft (German)
*	Nobel Biocare Holding AG	935	$ 217,444	N.V. - Naamloze Vennootschap (Dutch)
				plc - Public Limited Company (British)
United Kingdom Equities - 17.05%				SA - Societe Anonyme (French)
	British Sky Broadcasting			SAB de CV - Convertible Securities (Mexican)
	Group plc	20,860	230,384	SAE - Societe Anonyme Egyptienne (Egyptian)
*	Diageo plc	23,275	469,306	S.p.A - Societa Per Azioni (Italian)
	Invesco Limited	11,855	288,788
	Man Group plc	20,656	227,311	Summary of Investments by Industry
	Reed Elsevier plc	28,838	366,856		% of Net Assets	Market Value
*	Royal Bank of Scotland			Industry
	Group plc	54,184	362,657	Automobiles & Components	5.82%	$ 851,949
	SABMiller plc	7,920	173,527	Banks	7.72%	1,128,899
	United Business Media plc	12,286	131,423	Capital Goods	11.18%	1,635,550
	Vitec Group plc	28,595	243,456	Commercial Services & Supplies	1.48%	216,937
			2,493,708	Consumer Durables & Apparel	3.65%	534,096
				Diversified Financials	9.59%	1,402,076
Total Common Stocks (Cost $13,478,705)			14,134,924	Energy	4.18%	612,090
				Food & Staples Retailing	3.49%	510,934
INVESTMENT COMPANY - 2.91%				Food, Beverage & Tobacco	13.24%	1,936,728
§	Dreyfus Cash Management, 3.21%			Health Care Equipment & Services	3.69%	539,509
	(Cost $425,452)	425,452	425,452	Household & Personal Products	1.17%	171,438
				Insurance	5.78%	846,020
Total Investments				Investment Company	2.91%	425,452
	(Cost $13,904,157) - 99.54%		$ 14,560,376	Media	7.35%	1,074,492
Other Assets Less Liabilities - 0.46%			67,670	Pharmaceuticals, Biotechnology
				& Life Sciences	5.08%	742,613
Net Assets - 100.00%			$ 14,628,046	Retailing	4.72%	690,283
				Software & Services	0.60%	87,814
*	Non-income producing investment.			Telecommunication Services	7.89%	1,153,496
µ	American Depositary Receipt.			Total	99.54%	$ 14,560,376
Ω	Global Depositary Receipts.
§	Represents 7 day effective yield at March 31, 2008.

See Notes to Financial Statements

The Brown Capital Management Mid-Cap Fund Institutional Class*

The Brown Capital Management Mid-Cap Fund Investor Class

Performance

As shown in the table below, your Mid-Cap Fund outperformed both the broad market and stylized index for the fiscal year ending March 31, 2008. It outpaced the S&P 500 Total Return Index by 1.95% and the Russell Midcap® Growth Index by 1.42% on a total return basis. Your Fund’s performance also outpaced peer group averages for the fiscal year as measured by Morningstar’s Mid-Cap Growth Category and Lipper’s Mid-Cap Growth Equity category, ranking in the 50th percentile out of 972 funds and in the 52nd percentile out of 607 funds, respectively (Morningstar Peer Ranking: 3 year – 75th percentile/827 funds, 5 year – 86th percentile/694 funds; Lipper Peer Ranking: 3 Year – 77th percentile/503 funds, 5 year – 86th percentile/414 funds).

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agencies, Morningstar and Lipper. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

As of March 31, 2008	One Year Total Return
Mid-Cap Fund – Institutional Class*	-3.13%
Mid-Cap Fund – Investor Class	-3.31%
S&P 500 Total Returns**	-5.08%
Russell Midcap® Growth***	-4.55%

* Performance comparisons noted utilized the Brown Capital Management Mid-Cap Fund Institutional Share Class

** The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.

*** The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Portfolio Review

Attribution analysis on your Fund suggests that outperformance, when compared to the benchmark, over the past fiscal year was driven primarily by the allocation effect (sector exposure). Our goal, as “bottom-up” investors is to deliver outperformance through stock selection over a typical market cycle (3 – 5 years). Your Fund’s investment program is based on fundamental analysis and building a portfolio “idea by idea.” Occasionally, a short-term byproduct of this approach, despite being mindful of risk, is exposure to sectors that may or may not be typical of those represented over your Fund’s history.

Interestingly, while Energy is not an area where we typically find exceptional growth ideas, we found ourselves meaningfully exposed to the sector and also delivered solid stock selection that contributed favorably to your Fund’s results. Among the contributors was Smith International (2.08%) a global provider of products and services to the oil and gas exploration and production industry. There has been significant margin expansion because the company is leveraged to the exploration cycle, coupled with good international growth. Similarly, Autos and Transportation, another area where we do not typically find growth ideas, also contributed favorably to returns. Specifically, JB Hunt (1.86%) operates as a surface transportation company in North America. It provides transportation for forest and paper products, building materials, general merchandise, food and beverages, chemicals, and automotive parts. While we believe in the company fundamentals, we realize that high fuel costs and concerns about U.S. economic growth could prove to be definite headwinds for these stocks in the short-term. If one views JB Hunt and other transportation companies in your Fund through a long-term prism, as we do, beyond an economic recession are attractive valuations and reasonable long-term growth prospects. These are value-creating, mid-cap companies that have the potential to become large companies.

Where the Fund did struggle was in traditional growth areas such as Technology, Financial Services and Consumer Discretionary. In Technology, Macrovision (1.13%) which enables businesses reliant on the deployment of software or content to protect, enhance, or distribute their offering among digital distribution channels and destination devices. Despite trailing earnings during a portion of 2007, we still believe the Company can grow revenues and earnings 15% and 20%, respectively, over the next several years as content protection becomes more important. Overall, we were pleased with the collection of stocks in your portfolio that make up Financial Services with one exception, Bear Stearns & Co. Brown Capital’s investment program generally steers clear of over-levered enterprises. We prefer not to invest your Fund in lenders that dictate operating terms to our companies. This is much easier to evaluate with a traditional manufacturer or service provider. With Financial Service Companies, a number of their liabilities may not be traditional indebtedness, but rather are repurchase agreements and other customer obligations that require mutual trust between them and their counterparties to continue operating. As has been well documented by now, Bear Stearns’ counterparties backed away from them, leading to a severe liquidity crisis. While we were able to sell all of the shares from your portfolio in the $35 range (well ahead of the $2 per share initial offer of J.P. Morgan Chase, and the subsequent $10 offer), it still cost your portfolio significantly this quarter.

Consistent with comments noted in the Overview that appears at the beginning of this report, it is imperative that we develop the conviction required to improve your Fund’s long-term performance record. While we remain confident in our abilities to identify and invest in value creating mid-cap companies that have the potential to become large companies, it is equally important that we display the discipline necessary to ensure the potential of these companies is maximized in your portfolio.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (252) 972-9922. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management Mid-Cap Fund – Institutional Shares

Performance Update - $10,000 Investment (Unaudited)

For the period from September 30, 2002 (Date of Initial Public Investment) to March 31, 2008

Performance Returns for the periods ended March 31, 2008.
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio
Institutional Shares	(3.13%)	10.61%	10.15%	3.20%
Cumulative Total Investment Returns		Since Inception*		Final Value of $10,000 Investment
Institutional Shares		70.21%		$17,021
Russell Mid-Cap Growth Index		121.43%		$22,143
S&P 400 Mid-Cap Index		104.22%		$20,422
*The Fund’s Institutional Shares inception date – September 30, 2002 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 at September 30, 2002 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the “Fund”) Institutional Shares versus the Russell Mid-Cap Growth Index and the S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

	The Brown Capital Management Mid-Cap Investor Shares	Russell Mid-Cap Growth Index	S&P 400 Mid-Cap Index
9/30/2002	10,000	10,000	10,000
3/31/2003	10,280	10,314	10,113
3/31/2004	14,263	18,331	15,075
3/31/2005	14,792	17,683	16,848
3/31/2006	17,519	21,700	20,244
3/31/2007	17,670	23,198	21,952
3/31/2008	17,021	22,142	20,421

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Shares Expense Example	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$870.40	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.30%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Brown Capital Management Mid-Cap Fund – Investor Shares

Performance Update - $10,000 Investment (Unaudited)

For the period from September 30, 2002 (Date of Initial Public Investment) to March 31, 2008

Performance Returns for the periods ended March 31, 2008.
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio
Investor Shares	(3.31%)	10.36%	9.90%	3.45%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Investor Shares	68.15%	$16,815
Russell Mid-Cap Growth Index	121.43%	$22,143
S&P 400 Mid-Cap Index	104.22%	$20,422
*The Fund’s Investor Shares inception date – September 30, 2002 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 at September 30, 2002 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the “Fund”) Investor Shares versus the Russell Mid-Cap Growth Index and the S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

	The Brown Capital Management Mid-Cap Fund Investor Shares	Russell Mid-Cap Growth Index	S&P 400 Mid-Cap Index
9/30/2002	10,000	10,000	10,000
3/31/2003	10,270	10,914	10,113
3/31/2004	14,223	16,332	15,228
3/31/2005	14,711	17,689	16,646
3/31/2006	17,386	21,701	20,245
3/31/2007	17,391	22,315	20,750
3/31/2008	16,815	22,143	20,422

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Investor Shares Expense Example	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$870.00	$7.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.25	$7.82
* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.55%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 96.99%				Health Care Equipment & Services - 11.01%
				*	Allscripts Healthcare Solutions, Inc.	6,625	$ 68,370
Automobiles & Components - 2.45%				*	Covance Inc.	2,110	175,067
*	Copart, Inc.	5,615	$ 217,637	*	HealthExtras, Inc.	5,475	135,999
					Quest Diagnostics Incorporated	2,805	126,982
Capital Goods - 13.67%				*	St. Jude Medical, Inc.	6,555	283,110
	Danaher Corporation	2,445	185,893	*	Waters Corporation	3,400	189,380
	Fastenal Company	3,915	179,816				978,908
	Fluor Corporation	1,010	142,572	Household & Personal Products - 1.84%
	Joy Global Inc.	1,540	100,346	*	Chattem, Inc.	2,460	163,196
	MSC Industrial Direct Co., Inc. - Cl. A	3,775	159,494
	Precision Castparts Corp.	1,455	148,526	Insurance - 1.34%
*	Quanta Services, Inc.	5,825	134,965		Willis Group Holdings Limited	3,540	118,979
	Textron, Inc.	2,945	163,212
			1,214,824	Materials - 0.50%
Commercial Services & Supplies - 1.32%					Allegheny Technologies, Inc.	620	44,243
*	Iron Mountain Incorporated	4,440	117,394
				Pharmaceuticals, Biotechnology & Life Sciences - 6.54%
Consumer Durables & Apparel - 2.66%				*	Affymetrix, Inc.	4,925	85,744
*	Coach, Inc.	7,855	236,828	*	Celgene Corporation	3,210	196,741
				μ	Shire plc	2,810	162,868
Consumer Services - 1.56%				*	United Therapeutics Corporation	1,570	136,119
*	The Cheesecake Factory						581,472
	Incorporated	6,347	138,301	Retailing - 9.97%
				*	Dick's Sporting Goods, Inc.	7,570	202,725
Diversified Financials - 5.31%					Nordstrom, Inc.	4,910	160,066
	Ameriprise Financial, Inc.	3,085	159,957	*	O'Reilly Automotive, Inc.	4,850	138,322
	T. Rowe Price Group Inc.	6,235	311,750		Staples, Inc.	9,025	199,543
			471,707	*	Tractor Supply Company	4,700	185,744
Energy - 11.46%							886,400
*	Cameron International Corporation	3,050	127,002	Semiconductors & Semiconductor Equipment - 0.67%
	CONSOL Energy Inc.	3,280	226,943	*	PMC-Sierra, Inc.	10,400	59,280
	Diamond Offshore Drilling, Inc.	1,040	121,056
*	National-Oilwell Varco Inc.	3,120	182,146	Software & Services - 11.24%
	Smith International Inc.	2,775	178,238	*	Akamai Technologies, Inc.	5,305	149,389
*	Weatherford International Ltd.	2,530	183,349	*	Citrix Systems, Inc.	4,160	122,013
			1,018,734	*	Cognizant Technology
Food & Staples Retailing - 2.30%					Solutions Corporation - Cl. A	4,230	121,951
*	United Natural Foods, Inc.	2,730	51,078	*	Electronic Arts Inc. (EA)	3,575	178,464
	Whole Foods Market, Inc.	4,645	153,146		FactSet Research Systems Inc.	1,700	91,579
			204,224	*	Macrovision Corporation	7,415	100,102
Food, Beverage & Tobacco - 2.16%					Western Union Company	11,095	235,991
*	Hansen Natural Corporation	5,445	192,209				999,489

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2008
		Shares	Market Value (Note 1)

COMMON STOCKS - (Continued)				Summary of Investments by Industry
					% of Net	Market
Technology Hardware & Equipment - 5.09%				Industry	Assets	Value
*	FLIR Systems, Inc.	4,580	$ 137,812	Automobiles & Components	2.45%	$ 217,637
*	NetApp,Inc.	9,265	185,763	Capital Goods	13.67%	1,214,824
*	Trimble Navigation Limited	4,510	128,941	Commercial Services & Supplies	1.32%	117,394
			452,516	Consumer Durables & Apparel	2.66%	236,828
Transportation - 5.90%				Consumer Services	1.56%	138,301
	Expeditors International of			Diversified Financials	5.31%	471,707
	Washington, Inc.	5,025	227,030	Energy	11.46%	1,018,734
	J.B. Hunt Transport Services, Inc.	5,265	165,479	Food & Staples Retailing	2.30%	204,224
*	Old Dominion Freight Line, Inc.	4,155	132,254	Food, Beverage & Tobacco	2.16%	192,209
			524,763	Health Care Equipment & Services	11.01%	978,908
				Household & Personal Products	1.84%	163,196
Total Common Stocks (Cost $8,414,448)			8,621,104	Insurance	1.34%	118,979
				Investment Company	1.36%	120,528
INVESTMENT COMPANY - 1.36%				Materials	0.50%	44,243
§	Dreyfus Cash Management, 3.21%			Pharmaceuticals, Biotechnology &
	(Cost $120,528)	120,528	120,528	Life Sciences	6.54%	581,472
				Retailing	9.97%	886,400
Total Investments (Cost $8,534,976) - 98.35%			$ 8,741,632	Semiconductors &
Other Assets Less Liabilities - 1.65%			147,091	Semiconductor Equipment	0.67%	59,280
				Software & Services	11.24%	999,489
Net Assets - 100.00%			$ 8,888,723	Technology Hardware & Equipment	5.09%	452,516
				Transportation	5.90%	524,763
*	Non-income producing investment.			Total	98.35%	$ 8,741,632
μ	American Depositary Receipts.
§	Represents 7 day effective yield at March 31, 2008.

The following abbreviation is used in this portfolio:

PLC - Public Limited Company (British)

See Notes to Financial Statements

Brown Capital Management Funds

Statements of Assets and Liabilities

	Balanced	Equity	Small Company	International		Mid-Cap
As of March 31, 2008	Fund	Fund	Fund	Equity Fund		Fund

Assets:
Investments, at cost	$12,727,472	$9,366,595	$222,642,461	$13,904,157		$8,534,976
Investments, at value (note 1)	$12,935,775	$9,446,380	$296,862,988	$14,560,376		$8,741,632
Receivables:
Investments sold	-	-	-	-		130,371
Fund shares sold	1,723	18,412	1,299,406	9,069		9,163
Interest and dividends, at value (note 1)	43,225	11,768	110,120	86,757	*	6,067
Prepaid expenses
Fund accounting fees	2,250	2,250	2,250	2,250		3,000
Compliance services fees	682	682	665	682		682
Other expenses	3,764	5,082	19,992	2,762		8,285
Due from affiliates:
Advisor (note2)	3,228	4,717	1,107	18,982		7,757

Total Assets	12,990,647	9,489,291	298,296,528	14,680,878		8,906,957

Liabilities:
Payables:
Investments purchased	60,626	45,201	-	24,862		-
Fund shares repurchased	-	-	840,347	10,195		592
Accrued expenses	16,068	14,306	19,366	17,775		17,642
Disbursements in excess of cash on demand	203	-	-	-		-

Total Liabilities	76,897	59,507	859,713	52,832		18,234

Net Assets	$12,913,750	$9,429,784	$297,436,815	$14,628,046		$8,888,723

Net Assets Consist of:
Capital (par value and paid in surplus)	13,272,924	9,512,959	218,984,677	13,293,439		8,844,760
Undistributed net investment income	23	-	-	46,992		-
Undistributed net realized (loss) gain from investment
and foreign currency transactions	(567,500)	(162,960)	4,231,611	631,535		(162,693)
Unrealized appreciation of investments and
and foreign currency translations	208,303	79,785	74,220,527	656,080		206,656

Total Net Assets	$12,913,750	$9,429,784	$297,436,815	$14,628,046		$8,888,723
Institutional Shares Outstanding, no par value
(unlimited shares authorized)	845,342	557,160	9,402,961	1,186,502		206,518
Net Assets - Institutional Shares	$12,913,750	$9,429,784	$297,436,815	$14,628,046		$2,674,578
Net Asset Value Per Institutional Share**	$ 15.28	$ 16.92	$ 31.63	$ 12.33		$ 12.95
Investor Shares Outstanding, no par value
	(unlimited shares authorized)					487,225
Net Assets - Investor Shares	NA	NA	NA	NA		$6,214,145
Net Asset Value Per Investor Share**						$ 12.75
*	At Cost $86,896
**	Redemption price and maximum offering price per share are the same.
See Notes to Financial Statements.

Brown Capital Management Funds

Statements of Operations

	Balanced	Equity	Small Company	International	Mid-Cap
For the fiscal year ended March 31, 2008	Fund	Fund	Fund	Equity Fund	Fund

Investment Income:
Interest	$156,040	$ -	$ -	$ -	$ -
Dividends	133,223	125,816	1,412,387	574,435	59,393
Foreign tax withheld	-	-	-	(52,805)	(82)

Total Income	289,263	125,816	1,412,387	521,630	59,311

Expenses:
Advisory fees (note 2)	90,046	76,284	3,181,852	168,076	67,945
Administration fees (note 2)	24,535	24,000	393,185	29,413	24,000
Transfer agent fees (note 2)	20,227	20,022	29,746	19,644	25,467
Fund accounting fees (note 2)	28,385	28,174	58,819	28,681	36,906
Custody fees (note 2)	5,383	6,605	46,199	32,140	5,718
Compliance services fees (note 2)	7,750	7,750	7,750	7,750	7,750
Distribution and service fees - Investor Shares (note 3)	-	-	-	-	15,365
Registration and filing administration fees (note 2)	4,222	5,345	8,713	3,180	11,291
Legal fees	13,347	13,966	24,194	14,378	16,318
Audit and tax preparation fees	15,000	13,500	16,000	17,000	13,500
Registration and filing expenses	5,059	6,376	10,335	3,672	19,453
Printing expenses	429	618	5,294	645	288
Trustees' fees and expenses	2,571	2,572	2,589	2,572	2,570
Securities pricing fees	7,163	5,463	3,880	13,284	5,019
Chief Compliance Officer fees	9,000	9,000	9,000	9,000	9,000
Other expenses	10,108	9,987	74,545	10,639	9,299

Total Expenses	243,225	229,662	3,872,101	360,074	269,889

Expenses reimbursed by Advisor (note 2)	-	(12,420)	-	-	(68,809)
Advisory fees waived (note 2)	(76,955)	(76,284)	-	(23,923)	(67,945)

Net Expenses	166,270	140,958	3,872,101	336,151	133,135

Net Investment Income/(Loss)	122,993	(15,142)	(2,459,714)	185,479	(73,824)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment and foreign
currency transactions	345,778	585,103	14,681,667	3,063,833	97,926
Change in unrealized appreciation of
investments and foreign currency translations	(948,483)	(1,279,552	(17,765,780)	(4,830,460)	(382,866)

Realized and Unrealized Loss on Investments	(602,705)	(694,449)	(3,084,113)	(1,766,627)	(284,940)

Net Decrease in Net Assets

Resulting from Operations	$(479,712)	$(709,591)	$(5,543,827)	$(1,581,148)	$ (358,764)
See Notes to Financial Statements

Brown Capital Management Funds

Statements of Changes in Net Assets

Balanced Fund	Equity Fund
For the fiscal years ended March 31,	2008	2007	2008	2007

Operations:
Net investment income (loss)	$ 122,993	$ 114,313	$ (15,142)	$ (22,404)
Net realized gain from investment
and foreign currency transactions	345,778	529,626	585,103	917,961
Change in unrealized appreciation of
investments and foreign currency translations	(948,483)	(420,531)	(1,279,552)	(811,199)
Net (Decrease) Increase in Net Assets
Resulting from Operations	(479,712)	223,408	(709,591)	84,358
Distributions to Shareholders: (note 5)
Net investment income	(122,972)	(114,311)	-	-
Decrease in Net Assets Resulting from Distributions	(122,972)	(114,311)	-	-
Capital Share Transactions: (note 6)
Shares sold	117,776	858,097	351,665	180,206
Reinvested dividends and distributions	122,256	113,859	-	-
Shares repurchased	(583,755)	(350,004)	(3,449,864)	(1,222,805)
Net (Decrease) Increase from Capital Share Transactions	(343,723)	621,952	(3,098,199)	(1,042,599)
Net (Decrease) Increase in Net Assets	(946,407)	731,049	(3,807,790)	(958,241)
Net Assets:
Beginning of Year	13,860,157	13,129,108	13,237,574	14,195,815
End of Year	$ 12,913,750	$ 13,860,157	$ 9,429,784	$13,237,574

Undistributed Net Investment Income	$ 23	$ 2	$ -	$ -

Small Company Fund	International Equity Fund
For the fiscal years ended March 31,	2008	2007	2008	2007

Operations:
Net investment (loss) income	$ (2,459,714)	$ (2,781,244)	$ 185,479	$ 30,862
Net realized gain from investment
and foreign currency transactions	14,681,667	40,474,101	3,063,833	1,413,433
Change in unrealized appreciation of
investments and foreign currency translations	(17,765,780)	(779,359)	(4,830,460)	1,501,961
Net (Decrease) Increase in Net Assets
Resulting from Operations	(5,543,827)	36,913,498	(1,581,148)	2,946,256
Distributions to Shareholders: (note 5)
Net investment income	-	-	(64,934)	(19,714)
Net realized gain from investment transactions	(32,232,225)	(34,980,704)	(3,080,504)	(492,078)
Decrease in Net Assets Resulting from Distributions	(32,232,225)	(34,980,704)	(3,145,438)	(511,792)
Capital Share Transactions: (note 6)
Shares sold	117,948,962	88,094,268	2,047,365	3,956,890
Reinvested dividends and distributions	32,014,370	34,638,736	2,469,245	386,347
Shares repurchased	(142,835,173)	(192,823,628)	(2,397,166)	(2,448,584)
Net Increase (Decrease) from Capital Share Transactions	7,128,159	(70,090,624)	2,119,444	1,894,653
Net (Decrease) Increase in Net Assets	(30,647,893)	(68,157,830)	(2,607,142)	4,329,117
Net Assets:
Beginning of Year	328,084,708	396,242,538	17,235,188	12,906,071
End of Year	$297,436,815	328,084,708	$14,628,046	17,235,188

Undistributed Net Investment Income/(Loss)	$ -	$ -	$ 46,992	$ -

Brown Capital Management Funds

Statements of Changes in Net Assets

	Mid-Cap Fund
For the fiscal years ended March 31,	2008	2007

Operations:
Net investment loss	$ (73,824)	$ (52,077)
Net realized gain from investments	97,926	817,136
Change in unrealized appreciation of investments	(382,866)	(718,256)

Net (Decrease) Increase in Net Assets Resulting from Operations	(358,764)	46,803
Distributions to Shareholders: (note 5)
Net realized gain from investment transactions - Institutional Shares	(189,433)	(295,257)
Net realized gain from investment transactions -Investor Shares	(407,214)	(523,597)
Net Decrease from Distributions	(596,647)	(818,854)
Capital Share Transactions: (note 6)
Institutional Shares
Shares sold	31,457	28,496
Reinvested dividends and distributions	154,237	235,640
Shares repurchased	(6,952)	(57,270)
Investor Shares
Shares sold	1,677,805	1,441,163
Reinvested dividends and distributions	407,214	523,597
Shares repurchased	(659,402)	(603,122)
Net Increase from Capital Share Transactions	1,604,359	1,568,504

Net Increase in Net Assets	648,948	796,453
Net Assets:
Beginning of Year	8,239,775	7,443,322
End of Year	$ 8,888,723	$ 8,239,775

Undistributed Net Investment Income	$ -	$ -
See Notes to Financial Statements.

Brown Capital Management Funds

Financial Highlights

For a share outstanding during each	Balanced Fund
fiscal year ended March 31,	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$ 16.01	$ 15.87	$ 14.38	$ 14.91	$ 11.71
Income from Investment Operations:
Net investment income	0.15	0.14	0.10	0.11	0.10
Net realized and unrealized (losses) gains on securities	(0.73)	0.14	1.49	(0.53)	3.20
Total from Investment Operations	(0.58)	0.28	1.59	(0.42)	3.30
Less Distributions:
Dividends (from net investment income)	(0.15)	(0.14)	(0.10)	(0.11)	(0.10)
Total Distributions	(0.15)	(0.14)	(0.10)	(0.11)	(0.10)
Net Asset Value, End of Year	$ 15.28	$ 16.01	$ 15.87	$ 14.38	$ 14.91
Total Return	(3.70%)	1.77%	11.09%	(2.85%)	28.26%
Net Assets, End of Year (in thousands)	$12,914	$13,860	$13,129	$14,068	$13,337
Average Net Assets for the Year (in thousands)	$13,853	$12,940	$12,538	$13,807	$12,095
Ratio of Gross Expenses to Average Net Assets (a)	1.76%	1.77%	1.70%	1.62%	1.76%
Ratio of Net Expenses to Average Net Assets (a)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.88%	0.64%	0.77%	0.71%
Portfolio Turnover Rate	55.72%	52.67%	68.21%	40.53%	25.56%

For a share outstanding during each	Equity Fund
fiscal year ended March 31,	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$ 18.41	$ 18.26	$ 16.07	$ 16.80	$ 12.34
Income from Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.05)	(0.03)	(0.06)
Net realized and unrealized (losses) gains on securities	(1.46)	0.18	2.24	(0.70)	4.52
Total from Investment Operations	(1.49)	0.15	2.19	(0.73)	4.46
Less Distributions:
Dividends (from net investment income)	-	-	-	-	-
Distributions (from capital gains)	-	-	-	-	-
Total Distributions	-	-	-	-	-
Net Asset Value, End of Year	$ 16.92	$ 18.41	$ 18.26	$ 16.07	$ 16.80
Total Return	(8.09%)	0.82%	13.63%	(4.35%)	36.14%
Net Assets, End of Year (in thousands)	$ 9,430	$13,238	$14,196	$12,978	$13,833
Average Net Assets for the Year (in thousands)	$11,736	$12,984	$13,513	$13,390	$12,633
Ratio of Gross Expenses to Average Net Assets (a)	1.95%	1.79%	1.61%	1.66%	1.72%
Ratio of Net Expenses to Average Net Assets (a)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.13%)	(0.17%)	(0.31%)	(0.15%)	(0.42%)
Portfolio Turnover Rate	62.98%	68.61%	65.64%	47.19%	25.70%

(a)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.
		(Continued)

Brown Capital Management Funds

Financial Highlights

For a share outstanding during each	Small Company Fund
fiscal year ended March 31,	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$ 35.44	$ 34.90	$ 27.04	$ 30.21	$ 20.02
Income from Investment Operations:
Net investment loss	(0.26)	(0.30)	(0.35)	(0.36)	(0.26)
Net realized and unrealized gains (losses) on securities	0.22	4.42	8.21	(2.81)	10.45
Total from Investment Operations	(0.04)	4.12	7.86	(3.17)	10.19
Less Distributions:
Distributions (from capital gains)	(3.77)	(3.58)	-	-	-
Total Distributions	(3.77)	(3.58)	-	-	-
Net Asset Value, End of Year	$ 31.63	$ 35.44	$ 34.90	$ 27.04	$ 30.21
Total Return	(1.33%)	12.56%	29.07%	(10.49%)	50.90%
Net Assets, End of Year (in thousands)	$297,437	$328,085	$396,243	$453,920	$ 755,893
Average Net Assets for the Year (in thousands)	$318,185	$361,229	$412,533	$634,743	$ 621,696
Ratio of Gross Expenses to Average Net Assets (a)	1.22%	1.20%	1.19%	1.18%	1.18%
Ratio of Net Expenses to Average Net Assets (a)	1.22%	1.20%	1.19%	1.18%	1.18%
Ratio of Net Investment Loss to Average Net Assets	(0.77%)	(0.77%)	(0.97%)	(0.95%)	(1.03%)
Portfolio Turnover Rate	20.91%	14.08%	9.98%	11.17%	1.42%

For a share outstanding during each	International Equity Fund
fiscal year ended March 31,	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$ 16.68	$ 14.17	$ 11.82	$ 10.24	$ 6.32
Income from Investment Operations:
Net investment income (loss)	0.15	0.03	0.03	(0.01)	(0.01)
Net realized and unrealized (losses) gains on securities	(1.43)	2.99	2.32	1.59	3.93
Total from Investment Operations	(1.28)	3.02	2.35	1.58	3.92
Less Distributions:
Dividends (from net investment income)	(0.05)	(0.02)	-	-	-
Distributions (from capital gains)	(3.02)	(0.49)	-	-	-
Total Distributions	(3.07)	(0.51)	-	-	-
Net Asset Value, End of Year	$ 12.33	$ 16.68	$ 14.17	$ 11.82	$ 10.24
Total Return	(9.84%)	21.46%	19.88%	15.43%	62.03%
Net Assets, End of Year (in thousands)	$ 14,628	$ 17,235	$ 12,906	$ 10,451	$ 7,124
Average Net Assets for the Year (in thousands)	$ 16,854	$ 15,099	$ 11,234	$ 8,477	$ 6,007
Ratio of Gross Expenses to Average Net Assets (a)	2.15%	2.09%	2.23%	2.73%	3.30%
Ratio of Net Expenses to Average Net Assets (a)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.10%	0.20%	0.25%	(0.08%)	(0.05%)
Portfolio Turnover Rate	53.61%	30.86%	27.89%	18.22%	18.35%
(a)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).			(Continued)
See Notes to Financial Statements.

Brown Capital Management Funds

Financial Highlights
	Mid-Cap Fund
For a share outstanding during each	Institutional Class Shares
fiscal year ended March 31,	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$ 14.26	$ 15.87	$ 14.18	$ 13.83	$ 10.28
Income from Investment Operations:
Net investment loss	(0.09)	(0.08)	(0.09)	(0.12)	(0.12)
Net realized and unrealized (losses) gains on securities	(0.25)	0.11	2.64	0.63	4.09
Total from Investment Operations	(0.34)	0.03	2.55	0.51	3.97
Less Distributions:
Distributions (from capital gains)	(0.97)	(1.64)	(0.86)	(0.16)	(0.42)
Total Distributions	(0.97)	(1.64)	(0.86)	(0.16)	(0.42)
Net Asset Value, End of Year	$ 12.95	$ 14.26	$ 15.87	$ 14.18	$ 13.83
Total Return	(3.13%)	0.29%	18.43%	3.71%	38.75%
Net Assets, End of Year (in thousands)	$ 2,675	$ 2,769	$ 2,850	$ 2,400	$ 2,295
Average Net Assets for the Year (in thousands)	$ 2,913	$ 2,714	$ 2,560	$ 2,285	$ 2,076
Ratio of Gross Expenses to Average Net Assets	2.81%	3.20%	3.36%	4.45%	6.11%
Ratio of Net Expenses to Average Net Assets (a)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Loss to Average Net Assets (a)	(0.65%)	(0.53%)	(0.60%)	(0.90%)	(0.98%)
Portfolio Turnover Rate	63.43%	65.13%	80.70%	39.82%	47.37%

	Mid-Cap Fund
For a share outstanding during each	Investor Class Shares
fiscal year ended March 31,	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$ 14.09	$ 15.74	$ 14.10	$ 13.79	$ 10.27
Income from Investment Operations:
Net investment loss	(0.11)	(0.10)	(0.10)	(0.12)	(0.10)
Net realized and unrealized (losses) gains on securities	(0.26)	0.09	2.60	0.59	4.04
Total from Investment Operations	(0.37)	(0.01)	2.50	0.47	3.94
Less Distributions:
Distributions (from capital gains)	(0.97)	(1.64)	(0.86)	(0.16)	(0.42)
Total Distributions	(0.97)	(1.64)	(0.86)	(0.16)	(0.42)
Net Asset Value, End of Year	$ 12.75	$ 14.09	$ 15.74	$ 14.10	$ 13.79
Total Return	(3.39%)	0.03%	18.18%	3.43%	38.49%
Net Assets, End of Year (in thousands)	$ 6,214	$ 5,471	$ 4,593	$ 2,931	$ 1,766
Average Net Assets for the Year (in thousands)	$ 6,146	$ 4,791	$ 3,537	$ 2,180	$ 1,063
Ratio of Gross Expenses to Average Net Assets (a)	3.06%	3.45%	3.66%	4.82%	6.47%
Ratio of Net Expenses to Average Net Assets (a)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of Net Investment Loss to Average Net Assets	(0.90%)	(0.78%)	(0.83%)	(1.13%)	(1.22%)
Portfolio Turnover Rate	63.43%	65.13%	80.70%	39.82%	47.37%

(a)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.

The Brown Capital Management Funds

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Nottingham Investment Trust II (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report is classified as a diversified company as defined in the 1940 Act.

The Brown Capital Management Balanced Fund (“Balanced Fund”) commenced operations on August 11, 1992. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments.

The Brown Capital Management Equity Fund (“Equity Fund”) commenced operations on August 11, 1992. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks.

The Brown Capital Management Small Company Fund (“Small Company Fund”) commenced operations on July 23, 1992. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment.

The Brown Capital Management International Equity Fund (“International Equity Fund”) commenced operations on May 28, 1999. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies that are incorporated in foreign countries.

The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) commenced operations on September 30, 2002. The investment objective of the Fund is to seek long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment (“mid-cap companies”).

The Mid-Cap Fund offers two classes of shares (Institutional Shares and Investor Shares). Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees (the “Trustees”) determines that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

“fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities priced by fair value as of March 31, 2008 represented 0.69% of the net assets of the Balanced Fund.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Foreign Currency Translation (International Equity Fund)

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of the contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes

The Balanced Fund, the Equity Fund, the International Equity Fund and the Mid-Cap Fund are considered personal holding companies as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at a certain time during the last half of the year. As personal holding companies, the Funds may be subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates

Advisor

Each Fund pays a monthly advisory fee to Brown Capital Management, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the annual rates as shown in Schedule B provided on the following page. The Advisor has entered into contractual agreements (“Expense Limitation Agreement") with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in amounts that limit the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan, and acquired fund fees) to not more than a specified percentage of the average daily net assets of each Fund for the current fiscal year. There can be no assurance that the Expense Limitation Agreement will continue in the future. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three fiscal years for all the

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Funds, provided that the respective Fund’s total assets exceed $20 million for the Balanced Fund, the Equity Fund, the Small Company Fund, the International Equity Fund and $15 million for the Mid-Cap Fund. Additionally, the respective Fund must reach a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the respective fund to exceed the corresponding annual expense ratio limit as described above. See Schedule A below for the amount of fees waived that could possibly be recaptured if all the requirements above are met.

Schedule A Fund	2008	2007	2006
Balanced Fund	$76,955	$73,554	$62,923
Equity Fund	$88,704	$75,746	$55,739
Small Company Fund	$ -	$ -	$ -
International Equity Fund	$23,923	$15,021	$26,029
Mid-Cap Fund	$136,754	$142,487	$127,608

The expense limitation percentages, as well as the Advisory fees waived and expenses reimbursed for the current fiscal year are included in Schedule B.

Schedule B Fund	Advisor Fees		Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
	Average Net Assets	Rate
Balanced Fund	First $100 million	0.65%	1.20%	$76,955	$ -
	Over $100 million	0.50%
Equity Fund	First $100 million	0.65%	1.20%	$76,284	$12,420
	Over $100 million	0.50%
Small Company Fund	On all assets	1.00%	1.50%	$ -	$ -
International Equity Fund	First $100 million	1.00%	2.00%	$23,923	$ -
	Over $100 million	0.75%
Mid-Cap Fund	On all assets	0.75%	Class level	$67,945	$68,809
Institutional Shares			1.30%
Investor Shares			1.55%

Administrator

Each Fund pays a monthly administration fee to The Nottingham Company (“the Administrator) based upon the average daily net assets of the Fund and calculated at the annual rates which are subject to a minimum of $2,000 per month per Fund. The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services and for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses (which are immaterial in amount). A breakdown of fees paid to the Administrator is provided in Schedule C.

Schedule C			Custody Fees (1)		Fund Accounting Fees (monthly)	Fund Accounting Fees (on all assets)	Blue Sky Administration Fees (annual)
	Administration Fees (1)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
All Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250 (2)	0.01%	$160 per state
	Next $50 million	0.150%	Over $100 million	0.009%	$750 (2)
	Next $50 million	0.125%
	Over $150 million	0.100%

(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.

(2) These fees are based on the number of classes of shares for each Fund. Each Fund pays $2,250 per month for the initial class of shares and $750 per month for each additional class of shares.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Compliance Services

The Nottingham Compliance Services, LLC (“NCS, LLC”), a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. It receives compensation for this service at an annual rate of $7,750 for each Fund.

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds. It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,500 per month per Fund and $500 per month per Fund for each additional class of shares. The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor

Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Administrator, NCS, LLC, the Transfer Agent or the Distributor.

3.	Distribution and Service Fees (Mid-Cap Fund)

The Trustees, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) applicable to the Mid-Cap Fund Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provides that the Mid-Cap Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of Investor Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares’ average daily net assets. The Mid-Cap Fund incurred $15,365 of such expenses for the Investor Shares under the Plan for the year ended March 31, 2008.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Balanced Fund	$7,435,525	$7,370,793
Equity Fund	$7,334,290	$10,586,412
Small Company Fund	$63,470,106	$88,985,000
International Equity Fund	$8,783,193	$9,632,304
Mid-Cap Fund	$6,515,060	$5,558,381

Purchases and sales of U.S. Government Obligations for the Balanced Fund aggregated $198,188 and $660,000 respectively during the fiscal year ended March 31, 2008. There were no purchases or sales of long-term U.S. Government Obligations for the Equity Fund, Small Company Fund, International Equity Fund or Mid-Cap Fund.

5.	Federal Income Tax

The information shown in the tables on the following page represent: (1) tax components of capital, (2) capital loss carry-forwards the Funds’ may be able to offset against gains realized in future years, (3) unrealized appreciation or depreciation of investments for federal income tax purposes, (4) characterization of distributions for Federal Income Tax purposes, and (5) reclassifications of permanent book/tax differences.

Other book tax differences in the current year primarily consist of post-October loss deferrals and deferred losses on wash sales.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Balanced Fund	$23	$ -	$(480,702)	$(86,115)	$207,620
Equity Fund	$ -	$ -	$(146,535)	$(10,290)	$73,650
Small Company Fund	$ -	$4,231,611	$ -	$ -	$74,220,527
International Equity Fund	$163,675	$547,312	$ -	$(25,221)	$648,841
Mid-Cap Fund	$ -	$ -	$ -	$(148,688)	$192,651

Accumulated capital losses noted below represent net capital loss carry-forwards, as of March 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carry-forward Expiration Schedule
For the year ended March 31, 2008
Fund	March 31, 2011	March 31, 2012	March 31, 2013	March 31, 2014	March 31, 2015	March 31, 2016
Balanced Fund	$436,773	$43,929	$ -	$ -	$ -	$ -
Equity Fund	$ -	$146,535	$ -	$ -	$ -	$ -
Small Company Fund	$ -	$ -	$ -	$ -	$ -	$ -
International Equity Fund	$ -	$ -	$ -	$ -	$ -	$ -
Mid-Cap Fund	$ -	$ -	$ -	$ -	$ -	$ -

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation (depreciation) on foreign currency translations. The primary difference between book and tax appreciation (depreciation) of investments is wash sale loss deferrals and post-October loss deferrals.

Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation
Balanced Fund	$12,728,155	$1,151,464	$(943,844)
Equity Fund	$9,372,730	$977,063	$(903,413)
Small Company Fund	$222,642,461	$95,516,981	$(21,296,454)
International Equity Fund	$13,911,395	$2,523,043	$(1,874,062)
Mid-Cap Fund	$8,548,981	$991,108	$(798,457)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carry-forwards.

For the fiscal year ended March 31, 2008	Distributions from
Fund	Ordinary Income	Long-Term Capital Gains
Balanced Fund	$122,972	$ -
Equity Fund	$ -	$ -

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Small Company Fund	$842,300	$31,389,925
International Equity Fund	$441,066	$2,704,372
Mid-Cap Fund	$75,581	$521,066
For the fiscal year ended March 31, 2007	Distributions from
Fund	Ordinary Income	Long-Term Capital Gains
Balanced Fund	$114,311	$ -
Equity Fund	$ -	$ -
Small Company Fund	$ -	$34,980,704
International Equity Fund	$17,291	$494,501
Mid-Cap Fund	$54,540	$764,314

As a result of permanent differences between the financial statement and income tax reporting requirements, the following reclassifications, shown below, were made for the year ended March 31, 2008. These reclassifications had no effect on the net assets or the net asset value of the Fund.

For the fiscal year ended March 31, 2008		Increase (Decrease) in Undistributed
Fund	Paid-in Capital	Net Investment Income	Net Realized Gain on Investments
Balanced Fund	$ -	$ -	$ -
Equity Fund	$(15,142)	$15,142	$ -
Small Company Fund	$(2,459,714)	$2,459,714	$ -
International Equity Fund	$ -	$(73,553)	$73,553
Mid-Cap Fund	$(7,932)	$73,824	$(65,892)

Management has analyzed the Funds’ potential tax position for the purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Funds’ financial statements.

6.	Capital Share Transactions

For the fiscal years ended March 31,	Balanced Fund		Equity Fund		Small Company Fund
	2008	2007	2008	2007	2008	2007
Transactions in Capital Shares
Shares sold	7,573	53,436	19,742	9,859	3,262,668	2,596,138
Reinvested distributions	7,486	7,263	-	-	897,012	1,049,341
Shares repurchased	(35,441)	(22,303)	(181,515)	(68,355)	(4,013,754)	(5,741,175)
Net (Decrease) Increase in Capital Shares	(20,382)	38,396	(161,773)	(58,496)	145,926	(2,095,696)
Shares Outstanding, Beginning of Year	865,724	827,328	718,933	777,429	9,257,035	11,352,731
Shares Outstanding, End of Year	845,342	865,724	557,160	718,933	9,402,961	9,257,035

For the fiscal years ended March 31,	International Equity Fund		Mid-Cap Fund
			Institutional Class		Investor Class
	2008	2007	2008	2007	2008	2007
Transactions in Capital Shares
Shares sold	136,963	256,488	2,150	1,908	116,603	100,104
Reinvested distributions	175,828	24,155	10,615	16,677	28,437	37,453
Shares repurchased	(159,753)	(157,709)	(463)	(3,955)	(46,117)	(41,074)

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Net Increase in Capital Shares	153,038	122,934	12,302	14,630	98,923	96,483
Shares Outstanding, Beginning of Year	1,033,464	910,530	194,216	179,586	388,302	291,819
Shares Outstanding, End of Year	1,186,502	1,033,464	206,518	194,216	487,225	388,302

7.	Forward Currency Contracts

A table listing forward currency contracts can be found in the Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of a specific currency at a future date.

The tables in the Schedule of Investments provides the name of the foreign currency, the settlement date, amount of the contract, the value of the currency in U.S. dollars, and the unrealized gain or loss associated with the contract, if any. The amount of the unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to March 31, 2008.

8.	Commitments and Contingencies

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expects the risk of loss to be remote.

9.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fairvalue measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II

and the Shareholders of The Brown Capital Management Funds:

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund, each a series of shares of The Nottingham Investment Trust II (the "Funds"), including the schedules of investments, as of March 31, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 2005 were audited by other auditors whose report dated April 29, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund as of March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 29, 2008

The Brown Capital Management Funds

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website athttp://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3.	Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ending March 31, 2008.

During the fiscal year, theSmall Company Fund, International Equity Fund and Mid-Cap Fund paid a long-term capital gain distribution of $31,389,925, $2,704,372, and $521,066, respectively.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the Funds from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

4.	Information about Trustees and Officers

The business and affairs of The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund (“The Brown Funds”) and The Nottingham Investment Trust II (“Trust”) are managed under the direction of the Board of Trustees (“Trustees”) of the Trust. Information concerning the Trustees and officers of the Trust and The Brown Funds is set forth on the following page. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of The Brown Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling The Brown Funds toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $13,833 ($2,367 from each fund) during the fiscal year ended March 31, 2008 from The Brown Funds for their services to The Brown Funds and the Trust. The Interested Trustees and officers, with the exception of the Chief Compliance Officer, did not receive compensation from the Brown Funds for their services to the Funds and Trust.

(Continued)

The Brown Capital Management Funds

Additional Information (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 75	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	6

Independent Trustee of the following: DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the three series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).

James H. Speed, Jr., 54	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	6	Member of Board of Directors of NC Mutual Life Insurance Company.
Interested Trustees*
Keith A. Lee, 47 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Senior Vice President of Brown Capital Management, Inc. (advisor of the Funds).	6	n/a
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Funds.
Other Officers
Eddie C. Brown, 67 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Funds	Since 1992	President of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a
Richard K. Bryant, 48 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006

President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.

				n/a	n/a
R. Mark Fields, 55 119 S. President Street 2nd Floor Jackson, Mississippi 39201	Vice President, EARNEST Partners Fixed Income Trust	Since 1992	Manager of Client Service at EARNEST Partners, LLC (advisor of the EARNEST Partners Fixed Income Trust); previously, Partner of EARNEST Partners, LLC.	n/a	n/a

(Continued)

The Brown Capital Management Funds

Additional Information (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Douglas S. Folk, 47 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, EARNEST Partners Fixed Income Trust	Since 2004	Partner and Portfolio Manager of EARNEST Partners, LLC.	n/a	n/a
Jacob S. Brown, 28	Treasurer, Assistant Secretary and Principal Financial Officer	Since 2007

Financial Reporting Manager (since February 2007), previously, Senior Accountant (2005-2007) and Fund Accountant (2003-2005) of The Nottingham Company (administrator of the Funds); previously Intern, Sara Lee Corporation (food products and household goods).

				n/a	n/a
Vason Hamrick, 31	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Julian G. Winters, 39	Chief Compliance Officer	Since 2004

Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.

				n/a	n/a

(Continued)

The Brown Capital Management

Mutual Funds are a series of

The Nottingham Investment Trust II

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services, LLC	Brown Capital Management
116 South Franklin Street	1201 North Calvert Street
Post Office Drawer 4365	Baltimore, Maryland 21202

Rocky Mount, North Carolina 27803

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-877-892-4BCM, 1-877-892-4226

World Wide Web @:	World Wide Web @:

ncfunds.com	browncapital.com

Item 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the "Code") that applies to the registrant's principal executive officers ("PEOs") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
On the date of the report, March 31, 2008, the registrant’s audit committee financial expert was Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2007 and March 31, 2008 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant Briggs, Bunting & Dougherty, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2007	2008
EARNEST Partners Fixed Income Trust	$13,000	$13,500
The Brown Capital Management Equity Fund	$11,500	$12,000
The Brown Capital Management Balanced Fund	$13,000	$13,500
The Brown Capital Management Small Company Fund	$14,000	$14,500
The Brown Capital Management International Equity Fund	$15,000	$15,500
The Brown Capital Management Mid-Cap Fund	$11,500	$12,000

(b)

Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2007 and March 31, 2008 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in the fiscal years ended March 31, 2007 and March 31, 2008 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2007	2008
EARNEST Partners Fixed Income Trust	$2,000	$2,000
The Brown Capital Management Equity Fund	$2,000	$2,000
The Brown Capital Management Balanced Fund	$2,000	$2,000
The Brown Capital Management Small Company Fund	$2,000	$2,000
The Brown Capital Management International Equity Fund	$2,000	$2,000
The Brown Capital Management Mid-Cap Fund	$2,000	$2,000

(d)	All Other Fees –There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)

The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

Aggregate non-audit fees billed by the Accountant, to the registrant for services rendered during the fiscal years ended March 31, 2007 and 2008 were $12,000 and $12,000, respectively. There were no non-audit fees billed the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant ’s investment advisers.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)

The registrant's officers, including the Principal Executive Officers and Principal Financial Officer, concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures, that such disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the

Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the Principal Executive Officers and Principal Financial Officer as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications of PEOs and PFO required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.
(a)(3)	Not applicable.
(b)	Certifications of PEOs and PFO required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Nottingham Investment Trust II

By: (Signature and Title)

/s/ Jacob S. Brown

Jacob S. Brown

Treasurer, Assistant Secretary, and Principal Financial Officer

Date: June 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Douglas S. Folk

Douglas S. Folk

President and Principal Executive Officer, EARNEST Partners Fixed Income Trust

Date: June 9, 2008

By: (Signature and Title)

/s/ Keith A. Lee

Keith A. Lee

Trustee, The Nottingham Investment Trust II

Vice President and Principal Executive Officer, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund

Date: June 3, 2008